UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811- 07584

Rydex Series Funds

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200

Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex Series Funds
702 King Farm Boulevard, Suite 200

Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: January 1, 2022 – June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

6.30.2022

Guggenheim Funds Semi-Annual Report

Guggenheim Alternative Fund
Guggenheim Multi-Hedge Strategies Fund
Rydex Commodities Fund
Rydex Commodities Strategy Fund

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TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
ALTERNATIVE FUND
MULTI-HEDGE STRATEGIES FUND	9
COMMODITIES FUND
COMMODITIES STRATEGY FUND	51
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	63
OTHER INFORMATION	88
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	100
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	109
LIQUIDITY RISK MANAGEMENT PROGRAM	113

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

June 30, 2022

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semi-annual shareholder report for two alternative strategy funds that are part of the Rydex Series Funds (each a “Fund”). This report covers performance of the Funds for the semi-annual period ended June 30, 2022.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

July 31, 2022

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at
guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19 and Other Market Risks. The COVID-19 pandemic and the recovery response has caused and continues to cause at times reduced consumer demand and economic output, supply chain disruptions, market closures, travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded in recent years to this situation with significant fiscal and monetary policy changes. These included providing direct capital infusions into companies, introducing new monetary programs, and lowering interest rates. In some cases, these responses resulted in high inflation, low interest rates, and negative interest rates (which have since risen). Recently, the United States and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Funds’ investments and the performance of the Funds. These actions also contribute to a risk that asset prices

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

June 30, 2022

have a high degree of correlation across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict.

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Funds in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets.

The Multi-Hedge Strategies Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risks and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in high yield securities and unrated securities of similar credit quality (“junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. ● The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● The Fund’s exposure to the commodity and currency markets may subject the Fund to greater volatility as commodity- and currency-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry, commodity or currency—such as droughts, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The Fund may also incur transaction costs with the conversion between various currencies. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or short sales or have exposure to high yield/fixed income securities, foreign currencies and/or securities. Please read the prospectus for more detailed information regarding these and other risks.

The Commodities Strategy Fund is subject may not be suitable for all investors. ● The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity—such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● To the extent that the Fund’s investments are concentrated in energy-related commodities, the Fund is subject to the risk that this sector will underperform the market as a whole. ● The Fund’s use of derivatives, such as futures, options, structured notes and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or investments underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund is subject to tracking error risks, which may cause the Fund’s performance not to match that of or be lower than the Fund’s underlying benchmark. ● The Fund’s investments in other investment companies subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses. ●This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	June 30, 2022

Equity and fixed income markets declined during the first six months of 2022 amid market volatility, Federal Reserve policy, and global economic headwinds.

With the labor market overheated and inflation considerably above the U.S. Federal Reserve’s (the “Fed”) target, we have entered an uncomfortable regime where “good news is bad news,” and the “Fed put” is deeply out of the money. For the first time in many years, the Fed is aggressively tightening financial conditions in an effort to slow the economy, keep inflation expectations in check, and bring inflation down to the 2% target.

The Fed’s crusade to crush inflation is reverberating around the world, as the strengthening dollar is boosting inflation and inflation expectations in other countries, forcing central banks to tighten policy abruptly to avoid an erosion of their own credibility. The tightening of global financial conditions will likely restrain growth, which is also being hampered by supply-side constraints: the U.S. unemployment rate has fallen to just 3.6%, commodity markets have been roiled by Russia’s war in Ukraine, and the Chinese economy has been hobbled by renewed COVID-19 lockdowns and property sector woes.

Recession risks have clearly risen.The U.S. monthly real gross domestic product (“GDP”) has declined at an annual rate of 1.8% from October 2021 through May 2022. Available employment data remains strong, contradicting the recession narrative, but the pace of improvement in the labor market has slowed markedly since last fall. This indicates that the labor market has already started to cool even before the full impact of tighter financial conditions has been felt. High-frequency indicators and news reports point to a further slowdown in the job market in coming months.

Inflation is a lagging indicator and continues to run far above the Fed’s target. While commodity prices and other leading indicators of inflation have cooled in recent months, the all-important headline consumer price index (“CPI”) number sits at a cycle high of 9.1% year over year as of June. Our analysis indicates that a Fed-induced downturn will be required to bring inflation down to target. We expect the Fed will raise rates to a range of 3.50–3.75% by December, which may tip the economy into recession in 2023.

For the six-month period ended June 30, 2022, the S&P 500® Index* returned -19.96%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -19.57%. The return of the MSCI Emerging Markets Index* was -17.63%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -10.35% return for the six-month period, while the Bloomberg U.S. Corporate High Yield Index* returned -14.19%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 0.14% for the six-month period.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(continued)	June 30, 2022

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative-value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P Goldman Sachs Commodity Index (S&P GSCI®), a benchmark for investment performance in the commodity markets, measures investable commodity price movements and inflation in the world economy. The index is calculated primarily on a world production weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2021 and ending June 30, 2022.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value December 31, 2021	Ending Account Value June 30, 2022	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Multi-Hedge Strategies Fund
A-Class	1.85%	(1.78%)	$ 1,000.00	$ 982.20	$ 9.09
C-Class	2.59%	(2.14%)	1,000.00	978.60	12.71
P-Class	1.85%	(1.81%)	1,000.00	981.90	9.09
Institutional Class	1.59%	(1.67%)	1,000.00	983.30	7.82
Commodities Strategy Fund
A-Class	1.63%	34.30%	1,000.00	1,343.00	9.47
C-Class	2.38%	33.80%	1,000.00	1,338.00	13.80
H-Class	1.63%	34.33%	1,000.00	1,343.30	9.47

Table 2. Based on hypothetical 5% return (before expenses)
Multi-Hedge Strategies Fund
A-Class	1.85%	5.00%	$ 1,000.00	$ 1,015.62	$ 9.25
C-Class	2.59%	5.00%	1,000.00	1,011.95	12.92
P-Class	1.85%	5.00%	1,000.00	1,015.62	9.25
Institutional Class	1.59%	5.00%	1,000.00	1,016.91	7.95
Commodities Strategy Fund
A-Class	1.63%	5.00%	1,000.00	1,016.71	8.15
C-Class	2.38%	5.00%	1,000.00	1,012.99	11.88
H-Class	1.63%	5.00%	1,000.00	1,016.71	8.15

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest. This ratio represents net expenses which includes dividends on short sales and interest expenses. Excluding these expenses, the net expense ratio of the Multi-Hedge Strategies Fund would be 1.40%, 2.15%, 1.40% and 1.15% for the A-Class, C-Class, P-Class and Institutional Class, respectively.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period December 31, 2021 to June 30, 2022.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2022

MULTI-HEDGE STRATEGIES FUND

OBJECTIVE: Seeks long-term capital appreciation with less risk than traditional equity funds.

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	June 30, 2022

Inception Dates:
Institutional Class	May 3, 2010
A-Class	September 19, 2005
C-Class	September 19, 2005
P-Class	September 19, 2005

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	5.2%
Guggenheim Ultra Short Duration Fund — Institutional Class	5.1%
American Campus Communities, Inc.	1.6%
Guggenheim Strategy Fund III	1.5%
Sailpoint Technologies Holdings, Inc.	1.4%
PS Business Parks, Inc.	1.4%
Mandiant, Inc.	1.4%
CMC Materials, Inc.	1.2%
First Horizon Corp.	1.2%
South Jersey Industries, Inc.	1.1%
Top Ten Total	21.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended June 30, 2022

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(1.78%)	(3.81%)	3.15%	2.42%
A-Class Shares with sales charge‡	(6.45%)	(8.37%)	2.15%	1.92%
C-Class Shares	(2.14%)	(4.48%)	2.41%	1.67%
C-Class Shares with CDSC§	(3.12%)	(5.44%)	2.41%	1.67%
P-Class Shares	(1.81%)	(3.78%)	3.19%	2.44%
Institutional Class Shares	(1.67%)	(3.54%)	3.41%	2.67%
S&P 500 Index	(19.96%)	(10.62%)	11.31%	12.96%
HFRX Global Hedge Fund Index	(5.05%)	(5.12%)	1.94%	1.92%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and HFRX Global Hedge Fund Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
COMMON STOCKS† - 33.6%

Technology - 6.9%
Sailpoint Technologies Holdings, Inc.*	28,637	$1,794,972
CMC Materials, Inc.[1]	8,896	1,552,263
Activision Blizzard, Inc.[1]	18,187	1,416,040
CDK Global, Inc.	19,803	1,084,610
Tufin Software Technologies Ltd.*	86,103	1,081,454
Tower Semiconductor Ltd.*,1	22,123	1,021,640
ManTech International Corp. — Class A	7,539	719,598
Take-Two Interactive Software, Inc.*,1	81	9,925
Total Technology		8,680,502

Consumer, Non-cyclical - 6.5%
MoneyGram International, Inc.*,1	128,543	1,285,430
LHC Group, Inc.*,1	8,220	1,280,183
Covetrus, Inc.*	54,818	1,137,473
Natus Medical, Inc.*	32,465	1,063,878
Sanderson Farms, Inc.	4,546	979,799
Biohaven Pharmaceutical Holding Company Ltd.*,1	5,037	733,941
Sierra Oncology, Inc.*	12,780	702,772
Turning Point Therapeutics, Inc.*	7,567	569,417
Nielsen Holdings plc	22,199	515,461
Total Consumer, Non-cyclical		8,268,354

Financial - 5.6%
American Campus Communities, Inc. REIT*	30,514	1,967,237
PS Business Parks, Inc. REIT	9,567	1,790,464
First Horizon Corp.[1]	70,904	1,549,961
Alleghany Corp.*	782	651,484
Flagstar Bancorp, Inc.[1]	15,425	546,816
Bluerock Residential Growth REIT, Inc.	13,268	348,816
Umpqua Holdings Corp.	14,485	242,914
Total Financial		7,097,692

Communications - 5.1%
Mandiant, Inc.*,1	79,904	1,743,505
TEGNA, Inc.	65,842	1,380,707
NeoPhotonics Corp.*	70,521	1,109,295
Vonage Holdings Corp.*	55,172	1,039,440
Switch, Inc. — Class A	20,823	697,571
Twitter, Inc.*	12,676	473,956
Total Communications		6,444,474

Consumer, Cyclical - 3.1%
Spirit Airlines, Inc.*,1	59,579	1,420,364
Meritor, Inc.*,1	38,752	1,407,860
Tenneco, Inc. — Class A*	69,099	1,185,739
Total Consumer, Cyclical		4,013,963

Industrial - 2.7%
Coherent, Inc.*	4,547	1,210,502
Welbilt, Inc.*,1	44,538	1,060,450
Cornerstone Building Brands, Inc.*	42,910	1,050,866
Total Industrial		3,321,818

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Basic Materials - 2.6%
Rogers Corp.*,1	5,111	$1,339,542
GCP Applied Technologies, Inc.*	22,374	699,859
Yamana Gold, Inc.	134,978	627,648
Atotech Ltd.*	27,966	541,142
Total Basic Materials		3,208,191

Utilities - 1.1%
South Jersey Industries, Inc.[1]	41,926	1,431,354

Total Common Stocks
(Cost $43,139,465)		42,466,348

RIGHTS††† - 0.0%
Consumer, Non-cyclical - 0.0%
Lantheus Holdings, Inc.*	42,000	—
Alexion Pharmaceuticals, Inc.*	34,843	—
Total Consumer, Non-cyclical		—

Total Rights
(Cost $ —)		—

MUTUAL FUNDS† - 11.8%
Guggenheim Strategy Fund II2	269,618	6,508,580
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	674,462	6,508,562
Guggenheim Strategy Fund III[2]	79,031	1,913,347
Total Mutual Funds
(Cost $15,386,814)		14,930,489

CLOSED-END FUNDS† - 5.6%
BlackRock California Municipal Income Trust	19,682	222,997
Nuveen Credit Strategies Income Fund	42,212	219,502
abrdn Total Dynamic Dividend Fund	26,583	214,791
General American Investors Company, Inc.	6,046	213,787
Adams Diversified Equity Fund, Inc.	13,876	212,858
Nuveen Real Asset Income and Growth Fund	16,117	210,649
Gabelli Dividend & Income Trust	10,253	209,674
Tri-Continental Corp.	7,880	206,220
Royce Micro-Capital Trust, Inc.	24,493	204,761
Eaton Vance California Municipal Bond Fund	21,394	198,322
Virtus Convertible & Income Fund II	61,069	192,978
Pioneer Municipal High Income Fund Trust	16,876	156,609
Apollo Senior Floating Rate Fund, Inc.	11,763	150,919
Franklin Limited Duration Income Trust	21,457	145,049
LMP Capital and Income Fund, Inc.	10,591	130,481
Ellsworth Growth and Income Fund Ltd.	15,279	130,177

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Invesco Trust for Investment Grade New York Municipals	12,016	$129,412
Invesco Pennsylvania Value Municipal Income Trust	11,840	123,846
Nuveen New York AMT-Free Quality Municipal Income Fund	11,128	122,964
First Trust Dynamic Europe Equity Income Fund	10,592	117,889
Saba Capital Income & Opportunities Fund	14,254	114,460
Nuveen New York Quality Municipal Income Fund	9,579	112,362
Eaton Vance New York Municipal Bond Fund	10,903	101,507
abrdn Global Dynamic Dividend	10,063	94,290
Nuveen Pennsylvania Quality Municipal Income Fund	7,688	93,717
Voya Infrastructure Industrials and Materials Fund	9,536	93,167
Nuveen Ohio Quality Municipal Income Fund	6,868	87,018
Gabelli Healthcare & WellnessRx Trust	8,094	86,768
Bancroft Fund Ltd.	4,591	82,913
Delaware Ivy High Income Opportunities Fund	7,655	78,387
Barings Global Short Duration High Yield Fund	6,008	78,164
Nuveen Short Duration Credit Opportunities Fund	6,466	77,786
Apollo Tactical Income Fund, Inc.	6,084	73,251
BNY Mellon High Yield Strategies Fund	31,846	72,290
Eaton Vance California Municipal Income Trust	6,618	70,548
Morgan Stanley Emerging Markets Debt Fund, Inc.	9,234	61,037
AllianceBernstein National Municipal Income Fund, Inc.	5,003	57,885
PGIM High Yield Bond Fund, Inc.	4,140	50,963
First Trust High Income Long/Short Fund	4,422	50,411
Western Asset Municipal Partners Fund, Inc.	3,782	47,313
MFS High Yield Municipal Trust	13,550	45,528
MFS Municipal Income Trust	8,159	44,385
Neuberger Berman California Municipal Fund, Inc.	3,880	43,456
Tortoise Power and Energy Infrastructure Fund, Inc.	3,289	41,145
Pioneer Municipal High Income Advantage Fund, Inc.	4,161	36,326

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
DTF Tax-Free Income 2028 Term Fund, Inc.	3,003	$35,556
abrdn Japan Equity Fund, Inc.	6,337	35,297
Mexico Fund, Inc.	2,311	33,348
Swiss Helvetia Fund, Inc.	3,794	29,821
Nuveen Municipal Credit Income Fund	2,285	28,700
Invesco High Income Trust II	2,611	27,285
New Germany Fund, Inc.	3,171	26,747
Western Asset Intermediate Muni Fund, Inc.	3,078	24,809
MFS High Income Municipal Trust	6,533	24,564
Korea Fund, Inc.	960	23,373
Neuberger Berman New York Municipal Fund, Inc.	2,342	23,139
Nuveen California Quality Municipal Income Fund	1,847	22,773
MFS Investment Grade Municipal Trust	2,905	22,020
Gabelli Global Utility & Income Trust[3]	1,313	21,168
Gabelli Global Small and Mid Capital Value Trust	1,649	18,205
Herzfeld Caribbean Basin Fund, Inc.	4,253	17,012
BNY Mellon Municipal Bond Infrastructure Fund, Inc.	1,306	16,991
Eaton Vance Senior Floating-Rate Trust	1,280	15,705
Invesco Bond Fund	963	15,668
Putnam Master Intermediate Income Trust	4,536	15,468
Putnam Premier Income Trust	4,040	15,352
Nuveen AMT-Free Municipal Value Fund	1,084	15,339
BlackRock MuniYield Quality Fund II, Inc.	1,335	15,299
Nuveen Select Maturities Municipal Fund	1,666	15,294
MFS Intermediate Income Trust	5,137	15,257
Invesco Senior Income Trust	3,917	15,237
Eaton Vance National Municipal Opportunities Trust	849	15,189
Tekla Life Sciences Investors	1,065	15,155
BlackRock Municipal Income Quality Trust[3]	1,221	15,128
BlackRock MuniHoldings Quality Fund II, Inc.	1,369	15,086
BlackRock Floating Rate Income Strategies Fund, Inc.	1,324	15,080
Nuveen New Jersey Quality Municipal Income Fund	1,195	15,045
Nuveen Massachusetts Quality Municipal Income Fund	1,272	15,022
Source Capital, Inc.	402	15,007

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Allspring Multi-Sector Income	1,567	$14,996
BlackRock MuniYield Quality Fund III, Inc.	1,286	14,995
DWS Municipal Income Trust	1,594	14,984
PIMCO New York Municipal Income Fund	1,635	14,977
BlackRock MuniYield Quality Fund, Inc.	1,178	14,949
Insight Select Income Fund	930	14,945
Invesco California Value Municipal Income Trust	1,415	14,942
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	3,322	14,916
Credit Suisse Asset Management Income Fund, Inc.	5,462	14,911
Eaton Vance Municipal Bond Fund	1,393	14,905
BlackRock Floating Rate Income Trust	1,352	14,899
Eaton Vance Floating-Rate Income Trust	1,263	14,878
BlackRock MuniVest Fund, Inc.	1,994	14,855
BlackRock Core Bond Trust	1,312	14,852
Lazard Global Total Return and Income Fund, Inc.	962	14,844
Western Asset Investment Grade Income Fund, Inc.	1,229	14,834
Nuveen Georgia Quality Municipal Income Fund	1,384	14,809
Nuveen Floating Rate Income Fund	1,775	14,803
Nuveen Municipal Income Fund, Inc.	1,598	14,797
BlackRock MuniHoldings Fund, Inc.	1,166	14,797
Franklin Universal Trust	1,984	14,781
Tekla Healthcare Opportunities Fund	741	14,776
Nuveen Quality Municipal Income Fund	1,184	14,764
BlackRock Multi-Sector Income Trust	1,038	14,750
Western Asset Managed Municipals Fund, Inc.	1,394	14,735
Western Asset Municipal High Income Fund, Inc.	2,242	14,730
Pioneer High Income Fund, Inc.	2,082	14,699
MFS Charter Income Trust	2,333	14,698
Invesco Quality Municipal Income Trust	1,439	14,692
Western Asset High Yield Defined Opportunity Fund, Inc.	1,206	14,689
BlackRock Municipal Income Fund, Inc.	1,233	14,685
BlackRock MuniYield Fund, Inc.	1,318	14,682
First Trust Intermediate Duration Preferred & Income Fund	785	14,664

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Cohen & Steers Limited Duration Preferred and Income Fund, Inc.	740	$14,645
Nuveen Floating Rate Income Opportunity Fund	1,791	14,633
Delaware Investments National Municipal Income Fund	1,293	14,624
MFS Multimarket Income Trust	3,205	14,615
BNY Mellon Municipal Income, Inc.	2,164	14,607
First Trust/abrdn Emerging Opportunity Fund	1,659	14,599
BlackRock Municipal Income Trust II	1,321	14,597
BlackRock MuniYield New York Quality Fund, Inc.	1,364	14,554
Western Asset Premier Bond Fund	1,375	14,547
BNY Mellon Strategic Municipals, Inc.	2,204	14,502
BlackRock MuniHoldings New York Quality Fund, Inc.	1,318	14,485
BNY Mellon Strategic Municipal Bond Fund, Inc.	2,326	14,468
BrandywineGLOBAL Global Income Opportunities Fund, Inc.	1,718	14,466
Nuveen Preferred & Income Securities Fund	1,991	14,455
Nuveen AMT-Free Quality Municipal Income Fund	1,230	14,452
Western Asset Global High Income Fund, Inc.	2,049	14,445
Western Asset High Income Opportunity Fund, Inc.	3,642	14,422
DWS Strategic Municipal Income Trust	1,580	14,410
Neuberger Berman Municipal Fund, Inc.	1,287	14,402
BlackRock New York Municipal Income Trust	1,306	14,392
Credit Suisse High Yield Bond Fund	7,604	14,372
John Hancock Tax-Advantaged Global Shareholder Yield Fund	2,670	14,365
Western Asset High Income Fund II, Inc.	2,910	14,346
John Hancock Income Securities Trust	1,260	14,339
Federated Hermes Premier Municipal Income Fund	1,291	14,278
BlackRock Limited Duration Income Trust	1,127	14,257
Nuveen Global High Income Fund	1,228	14,220
Cohen & Steers REIT and Preferred and Income Fund, Inc.	666	14,212
PGIM Global High Yield Fund, Inc.	1,236	14,177

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Eaton Vance Tax-Advantaged Global Dividend Income Fund	880	$14,177
CBRE Global Real Estate Income Fund	1,951	14,164
Royce Value Trust, Inc.	1,010	14,110
Western Asset Emerging Markets Debt Fund, Inc.	1,596	14,093
Pioneer Diversified High Income Fund, Inc.	1,298	14,070
Western Asset Inflation — Linked Securities & Income Fund	1,434	14,025
Nuveen New York Select Tax-Free Income Portfolio	1,203	14,015
Virtus Convertible & Income Fund	3,784	13,925
Royce Global Value Trust, Inc.	1,558	13,897
Allspring Global Dividend Oppo	3,159	13,774
Allspring Income Opportunities	2,122	13,772
Sprott Focus Trust, Inc.	1,787	13,510
Miller/Howard High Dividend Fund	1,446	13,462
BlackRock Resources & Commodities Strategy Trust	1,435	12,886
BlackRock Enhanced Government Fund, Inc.	1,153	12,110
European Equity Fund, Inc.	1,675	11,959
New Ireland Fund, Inc.	522	4,134
Total Closed-End Funds
(Cost $7,972,984)		7,129,303

	Face Amount
U.S. TREASURY BILLS†† - 10.9%
U.S. Treasury Bills
0.86% due 07/12/22[1,4]	$8,800,000	8,797,419
1.02% due 07/19/22[4,5]	4,999,000	4,996,444
Total U.S. Treasury Bills
(Cost $13,793,904)		13,793,863

REPURCHASE AGREEMENTS††,6 - 33.9%
J.P. Morgan Securities LLC issued 06/30/22 at 1.48% due 07/01/22[1]	24,084,263	24,084,263
Barclays Capital, Inc. issued 06/30/22 at 1.42% due 07/01/22[1]	9,379,298	9,379,298
BofA Securities, Inc. issued 06/30/22 at 1.44% due 07/01/22[1]	9,286,434	9,286,434
Total Repurchase Agreements
(Cost $42,749,995)		42,749,995

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,7 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class X, 1.29%[8]	21,785	$21,785
Total Securities Lending Collateral
(Cost $21,785)		21,785

Total Investments - 95.8%
(Cost $123,064,947)		$121,091,783

COMMON STOCKS SOLD SHORT† - (2.6)%
Consumer, Non-cyclical - 0.0%
QuidelOrtho Corp.*	1	(97)

Industrial - (0.2)%
II-VI, Inc.*	4,138	(210,831)

Technology - (0.4)%
MKS Instruments, Inc.	1,544	(158,461)
Entegris, Inc.	4,009	(369,349)
Total Technology		(527,810)

Basic Materials - (0.6)%
Gold Fields Ltd. ADR	80,987	(738,602)

Financial - (0.6)%
Raymond James Financial, Inc.	1	(90)
Columbia Banking System, Inc.	8,710	(249,541)
New York Community Bancorp, Inc.	61,933	(565,448)
Total Financial		(815,079)

Consumer, Cyclical - (0.8)%
DraftKings, Inc. — Class A*	1	(12)
Frontier Group Holdings, Inc.*	113,951	(1,067,721)
Total Consumer, Cyclical		(1,067,733)

Total Common Stocks Sold Short
(Proceeds $3,823,444)		(3,360,152)

EXCHANGE-TRADED FUNDS SOLD SHORT† - (6.7)%
iShares Latin America 40 ETF	78	(1,758)
SPDR S&P Biotech ETF*	113	(8,393)
Utilities Select Sector SPDR Fund	149	(10,450)
iShares TIPS Bond ETF	112	(12,758)
VanEck High Yield Muni ETF	239	(12,870)
iShares 7-10 Year Treasury Bond ETF	129	(13,197)
VanEck Gold Miners ETF	594	(16,264)
Energy Select Sector SPDR Fund	254	(18,163)
iShares U.S. Real Estate ETF	268	(24,651)
iShares iBoxx $ Investment Grade Corporate Bond ETF	542	(59,636)
iShares Russell 1000 Growth ETF	405	(88,573)
Health Care Select Sector SPDR Fund	696	(89,255)
iShares Preferred & Income Securities ETF	2,774	(91,209)
iShares Agency Bond ETF	1,298	(142,754)
iShares Core High Dividend ETF	1,833	(184,088)
SPDR Nuveen Bloomberg High Yield Municipal Bond ETF	5,987	(307,612)
SPDR Bloomberg Convertible Securities ETF	5,401	(348,689)
iShares Russell 2000 Index ETF	2,075	(351,422)
iShares National Muni Bond ETF	3,526	(375,025)

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
iShares Floating Rate Bond ETF	8,227	$(410,692)
iShares Russell 1000 Value ETF	3,174	(460,135)
iShares MSCI EAFE ETF	10,161	(634,961)
SPDR Nuveen Bloomberg Municipal Bond ETF	14,542	(666,896)
SPDR S&P 500 ETF Trust	1,793	(676,409)
Schwab U.S. Aggregate Bond ETF	20,711	(991,436)
Invesco Senior Loan ETF	52,064	(1,055,337)
iShares iBoxx High Yield Corporate Bond ETF	18,956	(1,395,351)
Total Exchange-Traded Funds Sold Short
(Proceeds $9,368,576)		(8,447,984)

Total Securities Sold Short - (9.3)%
(Proceeds $13,192,020)		$(11,808,136)
Other Assets & Liabilities, net - 13.5%		17,006,269
Total Net Assets - 100.0%		$126,289,916

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Equity Futures Contracts Purchased†
CBOE Volatility Index Futures Contracts	122	Jul 2022	$3,483,100	$21,251
Russell 2000 Index Mini Futures Contracts	22	Sep 2022	1,879,350	9,831
S&P 500 Index Mini Futures Contracts	11	Sep 2022	2,084,225	8,686
FTSE 100 Index Futures Contracts	3	Sep 2022	261,257	2,288
Dow Jones Industrial Average Index Mini Futures Contracts	20	Sep 2022	3,077,800	1,480
NASDAQ-100 Index Mini Futures Contracts	7	Sep 2022	1,615,320	709
CBOE Volatility Index Futures Contracts	20	Dec 2022	576,000	(11,703)
			$12,977,052	$32,542
Interest Rate Futures Contracts Purchased†
Euro - BTP Italian Government Bond Futures Contracts††	92	Sep 2022	$11,871,403	$54,335
Euro - Bund Futures Contracts	5	Sep 2022	779,681	23,333
Euro - OATS Futures Contracts	61	Sep 2022	8,862,035	(56,393)
			$21,513,119	$21,275
Currency Futures Contracts Purchased†
Canadian Dollar Futures Contracts	16	Sep 2022	$1,243,040	$6,374
Euro FX Futures Contracts	1	Sep 2022	131,712	585
British Pound Futures Contracts	34	Sep 2022	2,590,375	(51,951)
Japanese Yen Futures Contracts	45	Sep 2022	4,167,563	(112,982)
New Zealand Dollar Futures Contracts	91	Sep 2022	5,678,855	(182,215)
			$13,811,545	$(340,189)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
MULTI-HEDGE STRATEGIES FUND

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Purchased†
Soybean Meal Futures Contracts	23	Dec 2022	$934,030	$16,259
Live Cattle Futures Contracts	52	Aug 2022	2,762,240	6,100
Sugar #11 Futures Contracts	41	Sep 2022	848,142	(1,966)
Coffee ‘C’ Futures Contracts	6	Sep 2022	518,625	(5,044)
Lean Hogs Futures Contracts	6	Aug 2022	245,040	(9,438)
Gold 100 oz. Futures Contracts	2	Aug 2022	361,540	(10,451)
LME Zinc Futures Contracts	1	Aug 2022	79,269	(16,303)
LME Nickel Futures Contracts	1	Aug 2022	136,056	(19,501)
Brent Crude Futures Contracts	4	Jul 2022	437,000	(20,462)
WTI Crude Futures Contracts	16	Sep 2022	1,607,520	(21,801)
Soybean Oil Futures Contracts	12	Dec 2022	463,968	(57,474)
Corn Futures Contracts	20	Sep 2022	633,000	(85,485)
Gasoline RBOB Futures Contracts	20	Sep 2022	2,611,896	(125,043)
Natural Gas Futures Contracts	6	Jul 2022	335,100	(151,545)
Cotton #2 Futures Contracts	50	May 2023	2,308,500	(175,573)
Low Sulphur Gas Oil Futures Contracts	20	Oct 2022	2,183,000	(178,733)
NY Harbor ULSD Futures Contracts	13	Sep 2022	2,031,502	(187,311)
			$18,496,428	$(1,043,771)
Commodity Futures Contracts Sold Short†
Cotton #2 Futures Contracts	31	Dec 2022	$1,533,880	$167,170
NY Harbor ULSD Futures Contracts	6	Jul 2022	971,183	107,758
Low Sulphur Gas Oil Futures Contracts	11	Aug 2022	1,255,100	105,257
Gasoline RBOB Futures Contracts	13	Jul 2022	1,933,659	102,779
LME Lead Futures Contracts	12	Aug 2022	574,050	68,252
Cocoa Futures Contracts	42	Sep 2022	979,860	51,555
Copper Futures Contracts	5	Sep 2022	460,625	42,058
Silver Futures Contracts	4	Sep 2022	404,200	24,330
Wheat Futures Contracts	3	Sep 2022	133,500	18,541
LME Primary Aluminum Futures Contracts	7	Aug 2022	424,025	18,016
Hard Red Winter Wheat Futures Contracts	2	Sep 2022	95,675	8,894
Soybean Futures Contracts	2	Nov 2022	146,050	4,994
WTI Crude Futures Contracts	10	Jul 2022	1,059,100	2,774
Cattle Feeder Futures Contracts	26	Aug 2022	2,260,050	(21,513)
Live Cattle Futures Contracts	87	Dec 2022	5,046,000	(36,862)
			$17,276,957	$664,003

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
MULTI-HEDGE STRATEGIES FUND

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Interest Rate Futures Contracts Sold Short†
Canadian Government 10 Year Bond Futures Contracts	121	Sep 2022	$11,657,326	$279,299
U.S. Treasury 10 Year Note Futures Contracts	125	Sep 2022	14,792,969	116,757
Long Gilt Futures Contracts††	57	Sep 2022	7,930,833	100,392
U.S. Treasury Ultra Long Bond Futures Contracts	3	Sep 2022	459,562	3,431
U.S. Treasury Long Bond Futures Contracts	5	Sep 2022	690,625	2,477
Euro - 30 year Bond Futures Contracts	3	Sep 2022	512,795	1,295
Australian Government 10 Year Bond Futures Contracts	15	Sep 2022	1,237,743	(7,587)
			$37,281,853	$496,064
Equity Futures Contracts Sold Short†
OMX Stockholm 30 Index Futures Contracts††	20	Jul 2022	$365,810	$25,903
FTSE MIB Index Futures Contracts	3	Sep 2022	334,643	20,700
CAC 40 10 Euro Index Futures Contracts	5	Jul 2022	311,275	11,686
Tokyo Stock Price Index Futures Contracts	3	Sep 2022	413,117	11,285
Amsterdam Index Futures Contracts	2	Jul 2022	277,481	10,223
Nikkei 225 (OSE) Index Futures Contracts	1	Sep 2022	194,343	8,227
S&P/TSX 60 IX Index Futures Contracts	3	Sep 2022	532,031	6,347
IBEX 35 Index Futures Contracts††	2	Jul 2022	169,025	806
SPI 200 Index Futures Contracts	7	Sep 2022	784,008	792
DAX Index Futures Contracts	1	Sep 2022	335,927	(1,309)
Euro STOXX 50 Index Futures Contracts	9	Sep 2022	326,124	(1,623)
CBOE Volatility Index Futures Contracts	102	Sep 2022	3,009,000	(34,833)
CBOE Volatility Index Futures Contracts	165	Oct 2022	4,908,750	(40,948)
			$11,961,534	$17,256
Currency Futures Contracts Sold Short†
Australian Dollar Futures Contracts	45	Sep 2022	$3,108,825	$141,471
Swiss Franc Futures Contracts	159	Sep 2022	20,936,325	(178,568)
			$24,045,150	$(37,097)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
MULTI-HEDGE STRATEGIES FUND

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements††
Morgan Stanley Capital Services LLC	MS Long/Short Equity Custom Basket	Pay	1.98% (Federal Funds Rate + 0.40%)	At Maturity	08/31/23	$11,308,049	$(817,010)
Morgan Stanley Capital Services LLC	MS Equity Market Neutral Custom Basket	Pay	1.98% (Federal Funds Rate + 0.40%)	At Maturity	08/31/23	16,334,840	(822,256)
Goldman Sachs International	GS Long/Short Equity Custom Basket	Pay	2.03% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	11,308,013	(827,257)
Goldman Sachs International	GS Equity Market Neutral Custom Basket	Pay	2.03% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	16,313,513	(839,650)
						$55,264,415	$(3,306,173)
OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley Capital Services LLC	MS Equity Market Neutral Custom Basket	Receive	1.25% (Federal Funds Rate - 0.33%)	At Maturity	08/31/23	$16,634,950	$1,633,581
Goldman Sachs International	GS Equity Market Neutral Custom Basket	Receive	1.37% (Federal Funds Rate - 0.21%)	At Maturity	05/06/24	16,634,960	1,613,158
Goldman Sachs International	GS Long/Short Equity Custom Basket	Receive	1.38% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	7,017,347	996,660
Morgan Stanley Capital Services LLC	MS Long/Short Equity Custom Basket	Receive	1.28% (Federal Funds Rate - 0.30%)	At Maturity	08/31/23	7,007,128	987,082
						$47,294,385	$5,230,481

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation
MS LONG/SHORT EQUITY LONG CUSTOM BASKET
Consumer, Non-cyclical
Bristol-Myers Squibb Co.	1,704	1.17%	$19,183
Prestige Consumer Healthcare, Inc.	1,800	0.94%	17,420
Amphastar Pharmaceuticals, Inc.	1,096	0.34%	16,201
AbbVie, Inc.	700	0.95%	14,142
Vertex Pharmaceuticals, Inc.	448	1.12%	12,621
Molson Coors Beverage Co. — Class B	796	0.38%	11,316
TreeHouse Foods, Inc.	826	0.31%	9,514
Merck & Company, Inc.	1,068	0.86%	9,130
Perdoceo Education Corp.	9,269	0.97%	7,067
Innoviva, Inc.	4,021	0.52%	7,036
Church & Dwight Company, Inc.	972	0.80%	4,629
Halozyme Therapeutics, Inc.	864	0.34%	4,359
Kellogg Co.	1,513	0.95%	3,342
Royalty Pharma plc — Class A	1,298	0.48%	3,342
Regeneron Pharmaceuticals, Inc.	162	0.85%	2,265
Waters Corp.	146	0.43%	2,112
Supernus Pharmaceuticals, Inc.	2,204	0.56%	1,361
Danaher Corp.	260	0.58%	1,257

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Eagle Pharmaceuticals, Inc.	1,724	0.68%	$1,233
Centene Corp.	560	0.42%	1,101
Jazz Pharmaceuticals plc	247	0.34%	998
Gilead Sciences, Inc.	1,102	0.60%	125
Conagra Brands, Inc.	4,004	1.21%	(185)
Kimberly-Clark Corp.	988	1.18%	(582)
Pfizer, Inc.	645	0.30%	(834)
Keurig Dr Pepper, Inc.	1,613	0.50%	(1,038)
Hologic, Inc.	1,382	0.85%	(1,054)
Ingredion, Inc.	548	0.43%	(2,786)
AmerisourceBergen Corp. — Class A	565	0.71%	(2,934)
Laboratory Corporation of America Holdings	106	0.22%	(3,688)
SpartanNash Co.	966	0.26%	(3,852)
Tyson Foods, Inc. — Class A	1,181	0.90%	(4,319)
FleetCor Technologies, Inc.	160	0.30%	(6,005)
EVERTEC, Inc.	831	0.27%	(6,194)
Constellation Brands, Inc. — Class A	498	1.03%	(7,946)
Horizon Therapeutics plc	301	0.21%	(8,206)
Procter & Gamble Co.	888	1.13%	(8,773)
Abbott Laboratories	1,036	1.00%	(13,838)
John B Sanfilippo & Son, Inc.	1,650	1.06%	(14,512)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Vanda Pharmaceuticals, Inc.	4,608	0.44%	$(15,755)
USANA Health Sciences, Inc.	923	0.59%	(16,877)
Baxter International, Inc.	1,798	1.02%	(26,107)
Total Consumer, Non-cyclical			4,269

Basic Materials
American Vanguard Corp.	1,477	0.29%	1,714
Ingevity Corp.	507	0.28%	(139)
NewMarket Corp.	109	0.29%	(1,726)
Westlake Corp.	582	0.50%	(8,343)
Minerals Technologies, Inc.	1,890	1.03%	(9,663)
AdvanSix, Inc.	953	0.28%	(10,790)
Olin Corp.	587	0.24%	(11,128)
Huntsman Corp.	1,539	0.39%	(11,642)
HB Fuller Co.	1,377	0.73%	(13,546)
LyondellBasell Industries N.V. — Class A	1,162	0.90%	(15,901)
Dow, Inc.	1,937	0.88%	(15,931)
International Paper Co.	2,723	1.01%	(16,515)
Southern Copper Corp.	989	0.44%	(22,858)
Total Basic Materials			(136,468)

Consumer, Cyclical
Allison Transmission Holdings, Inc.	1,879	0.64%	3,951
Winnebago Industries, Inc.	565	0.24%	(469)
Thor Industries, Inc.	412	0.27%	(930)
Tri Pointe Homes, Inc.	1,863	0.28%	(4,645)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Columbia Sportswear Co.	345	0.22%	$(5,104)
Walgreens Boots Alliance, Inc.	1,147	0.38%	(8,118)
Methode Electronics, Inc.	1,409	0.46%	(8,688)
Alaska Air Group, Inc.	888	0.31%	(8,814)
Whirlpool Corp.	603	0.83%	(21,808)
Total Consumer, Cyclical			(54,625)

Financial
Northwest Bancshares, Inc.	9,948	1.13%	5,256
Banner Corp.	2,221	1.10%	2,573
Getty Realty Corp.	1,920	0.45%	190
Preferred Bank/Los Angeles CA	1,440	0.87%	(990)
AMERISAFE, Inc.	1,032	0.47%	(1,682)
Global Net Lease, Inc.	8,996	1.13%	(1,711)
S&T Bancorp, Inc.	4,505	1.09%	(3,723)
Encore Capital Group, Inc.	1,003	0.51%	(3,735)
Office Properties Income Trust	3,953	0.70%	(4,076)
PennyMac Financial Services, Inc.	1,042	0.40%	(4,205)
Piper Sandler Cos.	380	0.38%	(4,401)
NMI Holdings, Inc. — Class A	2,211	0.33%	(4,589)
Highwoods Properties, Inc.	1,430	0.43%	(5,745)
Radian Group, Inc.	2,550	0.44%	(6,507)
OneMain Holdings, Inc.	812	0.27%	(6,748)

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MGIC Investment Corp.	6,083	0.68%	$(8,557)
Fidelity National Financial, Inc.	1,924	0.63%	(9,614)
Stewart Information Services Corp.	1,229	0.54%	(9,747)
Enstar Group Ltd.	483	0.91%	(9,769)
BankUnited, Inc.	1,732	0.54%	(9,862)
National Bank Holdings Corp. — Class A	3,173	1.07%	(9,953)
Interactive Brokers Group, Inc. — Class A	897	0.44%	(10,532)
Essent Group Ltd.	2,585	0.89%	(11,732)
SL Green Realty Corp.	1,077	0.44%	(12,037)
Central Pacific Financial Corp.	2,370	0.45%	(12,290)
HomeStreet, Inc.	1,039	0.32%	(13,311)
PotlatchDeltic Corp.	1,459	0.57%	(14,197)
Eagle Bancorp, Inc.	2,430	1.02%	(14,554)
Weyerhaeuser Co.	2,894	0.85%	(15,192)
Bread Financial Holdings, Inc.	1,014	0.33%	(17,423)
Meta Financial Group, Inc.	1,882	0.64%	(28,816)
Total Financial			(247,679)

Communications
Viavi Solutions, Inc.	1,732	0.20%	2,769
T-Mobile US, Inc.	627	0.75%	1,242
Juniper Networks, Inc.	1,230	0.31%	(2,368)
Alphabet, Inc. — Class C	18	0.35%	(3,972)
Gogo, Inc.	2,672	0.38%	(4,993)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Verizon Communications, Inc.	2,527	1.13%	$(6,450)
InterDigital, Inc.	1,952	1.05%	(7,773)
Meta Platforms, Inc. — Class A	366	0.52%	(8,023)
NETGEAR, Inc.	1,321	0.22%	(8,718)
Total Communications			(38,286)

Energy
Occidental Petroleum Corp.	508	0.26%	(2,395)
Kinder Morgan, Inc.	3,456	0.51%	(6,405)
Phillips 66	237	0.17%	(6,859)
DT Midstream, Inc.	973	0.42%	(8,389)
SunCoke Energy, Inc.	5,061	0.30%	(9,905)
Antero Midstream Corp.	5,855	0.47%	(10,341)
Targa Resources Corp.	749	0.40%	(12,126)
Valero Energy Corp.	345	0.32%	(13,774)
Equitrans Midstream Corp.	7,520	0.42%	(14,689)
Chevron Corp.	427	0.55%	(15,869)
Williams Companies, Inc.	3,451	0.95%	(18,278)
Exxon Mobil Corp.	1,262	0.96%	(24,582)
Total Energy			(143,612)

Industrial
OSI Systems, Inc.	1,505	1.14%	8,655
Mueller Industries, Inc.	562	0.26%	4,444
Dorian LPG Ltd.	2,222	0.30%	4,024
Sanmina Corp.	874	0.31%	2,378

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Vishay Intertechnology, Inc.	6,259	0.99%	$701
Amcor plc	3,655	0.40%	(1,436)
Keysight Technologies, Inc.	175	0.21%	(1,690)
Energizer Holdings, Inc.	1,263	0.32%	(1,977)
Garmin Ltd.	655	0.57%	(3,709)
Oshkosh Corp.	268	0.19%	(3,778)
Insteel Industries, Inc.	834	0.25%	(3,969)
Fortune Brands Home & Security, Inc.	500	0.26%	(4,611)
Snap-on, Inc.	247	0.43%	(6,187)
Louisiana-Pacific Corp.	675	0.31%	(6,284)
Atlas Air Worldwide Holdings, Inc.	639	0.35%	(6,311)
Sealed Air Corp.	848	0.43%	(6,499)
Eagle Materials, Inc.	747	0.73%	(10,981)
Knowles Corp.	6,237	0.96%	(10,995)
Encore Wire Corp.	275	0.25%	(11,097)
Sturm Ruger & Company, Inc.	1,706	0.96%	(11,905)
Standex International Corp.	1,187	0.89%	(11,907)
Packaging Corporation of America	804	0.98%	(12,939)
Vontier Corp.	4,805	0.98%	(21,252)
Total Industrial			(117,325)

Technology
CSG Systems International, Inc.	2,142	1.13%	19,481
Genpact Ltd.	2,877	1.08%	283

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
NetApp, Inc.	1,826	1.05%	$(217)
Rambus, Inc.	1,660	0.32%	(575)
Lumentum Holdings, Inc.	361	0.25%	(3,094)
Oracle Corp.	577	0.36%	(3,789)
Semtech Corp.	994	0.48%	(5,786)
Qorvo, Inc.	500	0.42%	(9,665)
Xperi Holding Corp.	3,260	0.42%	(12,085)
Cirrus Logic, Inc.	1,577	1.01%	(14,650)
Micron Technology, Inc.	1,246	0.61%	(19,140)
Total Technology			(49,237)

Utilities
IDACORP, Inc.	1,156	1.08%	7,734
Chesapeake Utilities Corp.	733	0.84%	4,776
Otter Tail Corp.	1,109	0.66%	4,545
MGE Energy, Inc.	1,484	1.02%	1,673
California Water Service Group	653	0.32%	(1,275)
Xcel Energy, Inc.	815	0.51%	(1,818)
Portland General Electric Co.	1,239	0.53%	(1,850)
NorthWestern Corp.	1,626	0.85%	(3,124)
Hawaiian Electric Industries, Inc.	1,299	0.47%	(3,410)
Southern Co.	1,586	1.00%	(4,670)
UGI Corp.	1,051	0.36%	(5,470)
OGE Energy Corp.	3,164	1.08%	(6,755)
PPL Corp.	3,854	0.92%	(8,647)
National Fuel Gas Co.	1,730	1.01%	(15,756)
Total Utilities			(34,047)
Total MS Long/Short Equity Long Custom Basket			$(817,010)

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS LONG/SHORT EQUITY SHORT CUSTOM BASKET
Consumer, Non-cyclical
ASGN, Inc.	887	(1.19)%	$24,433
Equifax, Inc.	517	(1.35)%	24,093
Viad Corp.	1,745	(0.69)%	22,158
CoStar Group, Inc.	2,107	(1.82)%	19,668
Verisk Analytics, Inc. — Class A	396	(0.98)%	15,498
TransUnion	589	(0.67)%	15,050
Cintas Corp.	324	(1.73)%	13,161
Cal-Maine Foods, Inc.	1,338	(0.94)%	7,154
Clarivate plc	1,974	(0.39)%	4,657
Quanta Services, Inc.	505	(0.90)%	2,857
Mister Car Wash, Inc.	1,057	(0.16)%	1,514
Inspire Medical Systems, Inc.	194	(0.51)%	1,405
Driven Brands Holdings, Inc.	3,015	(1.18)%	914
Patterson Companies, Inc.	1,843	(0.80)%	712
Lamb Weston Holdings, Inc.	537	(0.55)%	(1,675)
Total Consumer, Non-cyclical			151,599

Financial
State Street Corp.	1,788	(1.57)%	34,517
Park Hotels & Resorts, Inc.	6,050	(1.17)%	31,926
Outfront Media, Inc.	4,103	(0.99)%	31,484
Howard Hughes Corp.	1,239	(1.20)%	30,050
Signature Bank	322	(0.82)%	25,588
Kite Realty Group Trust	5,799	(1.43)%	24,648

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation
Ares Management Corp. — Class A	1,036	(0.84)%	$21,351
RLJ Lodging Trust	6,994	(1.10)%	20,958
Kennedy-Wilson Holdings, Inc.	5,551	(1.50)%	20,830
Western Alliance Bancorporation	1,066	(1.07)%	20,026
Equitable Holdings, Inc.	3,666	(1.36)%	19,443
Safehold, Inc.	1,332	(0.67)%	16,986
Equinix, Inc.	156	(1.46)%	16,499
Invitation Homes, Inc.	2,962	(1.50)%	16,133
KKR & Company, Inc. — Class A	1,583	(1.05)%	15,917
Sun Communities, Inc.	686	(1.56)%	15,309
Ryman Hospitality Properties, Inc.	1,022	(1.11)%	13,931
Goldman Sachs Group, Inc.	501	(2.12)%	13,532
Northern Trust Corp.	658	(0.91)%	12,756
Regions Financial Corp.	4,083	(1.09)%	12,635
Welltower, Inc.	1,437	(1.69)%	11,547
Bank of America Corp.	1,184	(0.53)%	10,800
Host Hotels & Resorts, Inc.	5,685	(1.27)%	10,327
Alexandria Real Estate Equities, Inc.	209	(0.43)%	10,151
Wells Fargo & Co.	1,901	(1.06)%	9,783
Xenia Hotels & Resorts, Inc.	2,734	(0.57)%	8,636
SLM Corp.	2,160	(0.49)%	8,073

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Crown Castle International Corp.	562	(1.35)%	$7,866
Raymond James Financial, Inc.	990	(1.26)%	7,141
Sunstone Hotel Investors, Inc.	3,675	(0.52)%	6,754
Americold Realty Trust, Inc.	2,597	(1.11)%	6,645
Assured Guaranty Ltd.	1,213	(0.97)%	4,650
JPMorgan Chase & Co.	297	(0.48)%	4,634
Iron Mountain, Inc.	2,097	(1.46)%	4,060
Popular, Inc.	651	(0.71)%	3,536
EastGroup Properties, Inc.	358	(0.79)%	3,390
Equity LifeStyle Properties, Inc.	1,350	(1.36)%	3,257
SBA Communications Corp.	220	(1.00)%	3,135
UMB Financial Corp.	625	(0.77)%	3,042
Camden Property Trust	243	(0.47)%	1,293
Extra Space Storage, Inc.	305	(0.74)%	1,269
Arthur J Gallagher & Co.	332	(0.77)%	(505)
American Tower Corp. — Class A	454	(1.66)%	(3,179)
Total Financial			540,824

Consumer, Cyclical
MillerKnoll, Inc.	3,506	(1.31)%	31,993
Caesars Entertainment, Inc.	833	(0.46)%	24,531
American Airlines Group, Inc.	3,563	(0.64)%	17,357

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Hilton Worldwide Holdings, Inc.	371	(0.59)%	$12,987
Copart, Inc.	754	(1.17)%	12,378
Floor & Decor Holdings, Inc. — Class A	506	(0.45)%	6,045
WESCO International, Inc.	382	(0.58)%	5,699
CarMax, Inc.	346	(0.45)%	3,876
Las Vegas Sands Corp.	1,561	(0.75)%	3,381
Lululemon Athletica, Inc.	86	(0.33)%	2,585
IAA, Inc.	1,073	(0.50)%	2,175
Healthcare Services Group, Inc.	3,678	(0.91)%	(1,517)
Total Consumer, Cyclical			121,490

Utilities
Edison International	1,859	(1.68)%	11,255
Public Service Enterprise Group, Inc.	1,894	(1.71)%	7,779
Entergy Corp.	1,077	(1.73)%	6,376
New Jersey Resources Corp.	1,722	(1.09)%	3,534
ONE Gas, Inc.	894	(1.04)%	2,209
Atmos Energy Corp.	1,112	(1.78)%	(5,366)
Total Utilities			25,787

Energy
Hess Corp.	393	(0.59)%	9,657
Helmerich & Payne, Inc.	1,375	(0.84)%	6,682
Patterson-UTI Energy, Inc.	4,932	(1.11)%	5,883
Baker Hughes Co.	1,335	(0.55)%	4,020
NOV, Inc.	3,097	(0.75)%	1,730

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Halliburton Co.	3,070	(1.37)%	$(11,848)
Total Energy			16,124

Technology
ZoomInfo Technologies, Inc. — Class A	992	(0.47)%	19,887
Wolfspeed, Inc.	574	(0.52)%	7,125
Broadridge Financial Solutions, Inc.	884	(1.80)%	2,748
Duolingo, Inc.	134	(0.17)%	1,767
Veeva Systems, Inc. — Class A	334	(0.94)%	(7,000)
Total Technology			24,527

Industrial
Stericycle, Inc.	2,289	(1.43)%	42,534
Stanley Black & Decker, Inc.	735	(1.10)%	20,227
Jacobs Engineering Group, Inc.	948	(1.72)%	12,142
Deere & Co.	93	(0.40)%	5,500
Howmet Aerospace, Inc.	2,565	(1.15)%	4,761

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Waste Management, Inc.	817	(1.78)%	$4,038
Tetra Tech, Inc.	713	(1.39)%	2,869
Casella Waste Systems, Inc. — Class A	1,073	(1.11)%	2,726
TransDigm Group, Inc.	96	(0.74)%	(1,036)
Exponent, Inc.	701	(0.92)%	(1,151)
Republic Services, Inc. — Class A	518	(0.97)%	(2,453)
Total Industrial			90,157

Communications
Walt Disney Co.	569	(0.77)%	9,360
Uber Technologies, Inc.	1,380	(0.40)%	7,214
Total Communications			16,574
Total MS Long/Short Equity Short Custom Basket			$987,082

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation
GS LONG/SHORT EQUITY LONG CUSTOM BASKET
Consumer, Non-cyclical
Bristol-Myers Squibb Co.	1,704	1.17%	$19,209
Prestige Consumer Healthcare, Inc.	1,800	0.94%	17,322
Amphastar Pharmaceuticals, Inc.	1,096	0.34%	16,190
AbbVie, Inc.	700	0.95%	14,166
Vertex Pharmaceuticals, Inc.	448	1.12%	12,397
Molson Coors Beverage Co. — Class B	796	0.38%	11,237
TreeHouse Foods, Inc.	826	0.31%	9,431
Merck & Company, Inc.	1,068	0.86%	9,121
Innoviva, Inc.	4,021	0.52%	7,014
Perdoceo Education Corp.	9,269	0.97%	6,978
Church & Dwight Company, Inc.	972	0.80%	4,536
Halozyme Therapeutics, Inc.	864	0.34%	4,372
Royalty Pharma plc — Class A	1,298	0.48%	3,362
Kellogg Co.	1,513	0.95%	3,189
Regeneron Pharmaceuticals, Inc.	162	0.85%	2,339
Waters Corp.	146	0.43%	2,125
Supernus Pharmaceuticals, Inc.	2,204	0.56%	1,395
Danaher Corp.	260	0.58%	1,364

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Jazz Pharmaceuticals plc	247	0.34%	$918
Centene Corp.	560	0.42%	911
Eagle Pharmaceuticals, Inc.	1,724	0.68%	771
Gilead Sciences, Inc.	1,102	0.60%	129
Conagra Brands, Inc.	4,004	1.21%	(134)
Kimberly-Clark Corp.	988	1.18%	(530)
Pfizer, Inc.	645	0.30%	(983)
Hologic, Inc.	1,382	0.85%	(1,038)
Keurig Dr Pepper, Inc.	1,613	0.50%	(1,166)
Ingredion, Inc.	548	0.43%	(2,752)
AmerisourceBergen Corp. — Class A	565	0.71%	(3,251)
Laboratory Corporation of America Holdings	106	0.22%	(3,672)
SpartanNash Co.	966	0.26%	(3,743)
Tyson Foods, Inc. — Class A	1,181	0.90%	(4,232)
FleetCor Technologies, Inc.	160	0.30%	(6,025)
EVERTEC, Inc.	831	0.27%	(6,251)
Constellation Brands, Inc. — Class A	498	1.03%	(7,945)
Horizon Therapeutics plc	301	0.21%	(8,251)
Procter & Gamble Co.	888	1.13%	(8,693)
Abbott Laboratories	1,036	1.00%	(13,957)
John B Sanfilippo & Son, Inc.	1,650	1.06%	(14,412)

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Vanda Pharmaceuticals, Inc.	4,608	0.44%	$(15,784)
USANA Health Sciences, Inc.	923	0.59%	(16,939)
Baxter International, Inc.	1,798	1.02%	(26,117)
Total Consumer, Non-cyclical			2,601

Basic Materials
American Vanguard Corp.	1,477	0.29%	1,612
Ingevity Corp.	507	0.28%	(247)
NewMarket Corp.	109	0.29%	(1,664)
Westlake Corp.	582	0.50%	(8,546)
Minerals Technologies, Inc.	1,890	1.03%	(9,654)
AdvanSix, Inc.	953	0.28%	(10,816)
Olin Corp.	587	0.24%	(11,175)
Huntsman Corp.	1,539	0.39%	(11,928)
HB Fuller Co.	1,377	0.73%	(13,608)
Dow, Inc.	1,937	0.88%	(15,943)
LyondellBasell Industries N.V. — Class A	1,162	0.90%	(16,036)
International Paper Co.	2,723	1.01%	(16,575)
Southern Copper Corp.	989	0.44%	(22,988)
Total Basic Materials			(137,568)

Consumer, Cyclical
Allison Transmission Holdings, Inc.	1,879	0.64%	3,875
Winnebago Industries, Inc.	565	0.24%	(527)
Thor Industries, Inc.	412	0.27%	(905)
Tri Pointe Homes, Inc.	1,863	0.28%	(4,729)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Columbia Sportswear Co.	345	0.22%	$(5,139)
Walgreens Boots Alliance, Inc.	1,147	0.38%	(8,205)
Methode Electronics, Inc.	1,409	0.46%	(8,759)
Alaska Air Group, Inc.	888	0.31%	(8,863)
Whirlpool Corp.	603	0.83%	(21,619)
Total Consumer, Cyclical			(54,871)

Financial
Northwest Bancshares, Inc.	9,948	1.13%	5,258
Banner Corp.	2,221	1.10%	2,492
Getty Realty Corp.	1,920	0.45%	197
Global Net Lease, Inc.	8,996	1.13%	(1,581)
AMERISAFE, Inc.	1,032	0.47%	(1,688)
S&T Bancorp, Inc.	4,505	1.09%	(3,824)
Encore Capital Group, Inc.	1,003	0.51%	(3,890)
Office Properties Income Trust	3,953	0.70%	(3,961)
PennyMac Financial Services, Inc.	1,042	0.40%	(4,118)
Piper Sandler Cos.	380	0.38%	(4,421)
NMI Holdings, Inc. — Class A	2,211	0.33%	(4,495)
Highwoods Properties, Inc.	1,430	0.43%	(5,888)
Radian Group, Inc.	2,550	0.44%	(6,585)
OneMain Holdings, Inc.	812	0.27%	(6,758)
Enstar Group Ltd.	483	0.91%	(8,501)
MGIC Investment Corp.	6,083	0.68%	(8,710)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
National Bank Holdings Corp. — Class A	3,173	1.07%	$(9,779)
Fidelity National Financial, Inc.	1,924	0.63%	(9,799)
Stewart Information Services Corp.	1,229	0.54%	(9,820)
BankUnited, Inc.	1,732	0.54%	(10,202)
Interactive Brokers Group, Inc. — Class A	897	0.44%	(10,533)
Essent Group Ltd.	2,585	0.89%	(11,765)
SL Green Realty Corp.	1,077	0.44%	(12,126)
Central Pacific Financial Corp.	2,370	0.45%	(12,344)
HomeStreet, Inc.	1,039	0.32%	(13,298)
PotlatchDeltic Corp.	1,459	0.57%	(14,614)
Eagle Bancorp, Inc.	2,430	1.02%	(14,653)
Weyerhaeuser Co.	2,894	0.85%	(15,394)
Bread Financial Holdings, Inc.	1,014	0.33%	(17,821)
Meta Financial Group, Inc.	1,882	0.64%	(28,927)
Total Financial			(248,705)

Communications
Viavi Solutions, Inc.	1,732	0.20%	2,570
T-Mobile US, Inc.	627	0.75%	1,159
Juniper Networks, Inc.	1,230	0.31%	(2,533)
Alphabet, Inc. — Class C	18	0.35%	(3,988)
Gogo, Inc.	2,672	0.38%	(5,335)
Verizon Communications, Inc.	2,527	1.13%	(6,431)
Meta Platforms, Inc. — Class A	366	0.52%	(7,929)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
InterDigital, Inc.	1,952	1.05%	$(7,995)
NETGEAR, Inc.	1,321	0.22%	(8,821)
Total Communications			(39,303)

Energy
Occidental Petroleum Corp.	508	0.26%	(2,422)
Kinder Morgan, Inc.	3,456	0.51%	(6,399)
Phillips 66	237	0.17%	(6,871)
DT Midstream, Inc.	973	0.42%	(8,646)
SunCoke Energy, Inc.	5,061	0.30%	(9,891)
Antero Midstream Corp.	5,855	0.47%	(10,316)
Targa Resources Corp.	749	0.40%	(12,147)
Valero Energy Corp.	345	0.32%	(13,768)
Equitrans Midstream Corp.	7,520	0.42%	(15,352)
Chevron Corp.	427	0.55%	(15,924)
Williams Companies, Inc.	3,451	0.95%	(18,288)
Exxon Mobil Corp.	1,262	0.96%	(24,619)
Total Energy			(144,643)

Industrial
OSI Systems, Inc.	1,505	1.14%	8,527
Mueller Industries, Inc.	562	0.26%	4,441
Dorian LPG Ltd.	2,222	0.30%	4,011
Sanmina Corp.	874	0.31%	2,371
Vishay Intertechnology, Inc.	6,259	0.99%	551
Amcor plc	3,655	0.40%	(1,328)

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Keysight Technologies, Inc.	175	0.21%	$(1,690)
Energizer Holdings, Inc.	1,263	0.32%	(2,142)
Insteel Industries, Inc.	834	0.25%	(3,481)
Garmin Ltd.	655	0.57%	(3,604)
Oshkosh Corp.	268	0.19%	(3,772)
Fortune Brands Home & Security, Inc.	500	0.26%	(4,665)
Snap-on, Inc.	247	0.43%	(6,269)
Louisiana-Pacific Corp.	675	0.31%	(6,311)
Atlas Air Worldwide Holdings, Inc.	639	0.35%	(6,393)
Sealed Air Corp.	848	0.43%	(6,614)
Knowles Corp.	6,237	0.96%	(10,800)
Eagle Materials, Inc.	747	0.73%	(11,079)
Encore Wire Corp.	275	0.25%	(11,120)
Standex International Corp.	1,187	0.89%	(12,206)
Sturm Ruger & Company, Inc.	1,706	0.96%	(12,374)
Packaging Corporation of America	804	0.98%	(13,235)
Vontier Corp.	4,805	0.98%	(21,048)
Total Industrial			(118,230)

Technology
CSG Systems International, Inc.	2,142	1.13%	19,402
Genpact Ltd.	2,877	1.08%	215
NetApp, Inc.	1,826	1.05%	(275)
Rambus, Inc.	1,660	0.32%	(564)
Lumentum Holdings, Inc.	361	0.25%	(3,023)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Oracle Corp.	577	0.36%	$(3,811)
Semtech Corp.	994	0.48%	(6,053)
Qorvo, Inc.	500	0.42%	(9,681)
Xperi Holding Corp.	3,260	0.42%	(12,269)
Cirrus Logic, Inc.	1,577	1.01%	(15,050)
Micron Technology, Inc.	1,246	0.61%	(19,250)
Total Technology			(50,359)

Utilities
IDACORP, Inc.	1,156	1.08%	7,684
Chesapeake Utilities Corp.	733	0.84%	4,673
Otter Tail Corp.	1,109	0.66%	4,447
MGE Energy, Inc.	1,484	1.02%	1,622
California Water Service Group	653	0.32%	(1,240)
Portland General Electric Co.	1,239	0.53%	(1,867)
Xcel Energy, Inc.	815	0.51%	(2,326)
NorthWestern Corp.	1,626	0.85%	(3,170)
Hawaiian Electric Industries, Inc.	1,299	0.47%	(3,346)
Southern Co.	1,586	1.00%	(4,681)
UGI Corp.	1,051	0.36%	(5,632)
OGE Energy Corp.	3,164	1.08%	(7,600)
PPL Corp.	3,854	0.92%	(8,556)
National Fuel Gas Co.	1,730	1.01%	(16,187)
Total Utilities			(36,179)
Total GS Long/Short Equity Long Custom Basket			$(827,257)

GS LONG/SHORT EQUITY SHORT CUSTOM BASKET
Consumer, Non-cyclical
ASGN, Inc.	887	(1.14)%	$24,624
Equifax, Inc.	517	(1.35)%	24,078
Viad Corp.	1,745	(0.69)%	22,016

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
CoStar Group, Inc.	2,107	(1.81)%	$20,134
Verisk Analytics, Inc. — Class A	396	(0.98)%	15,505
TransUnion	589	(0.67)%	15,016
Cintas Corp.	324	(1.72)%	13,075
Cal-Maine Foods, Inc.	1,338	(0.94)%	7,126
Clarivate plc	1,974	(0.39)%	4,733
Quanta Services, Inc.	505	(0.90)%	2,926
Mister Car Wash, Inc.	1,057	(0.16)%	1,512
Inspire Medical Systems, Inc.	194	(0.51)%	1,371
Driven Brands Holdings, Inc.	3,015	(1.18)%	857
Patterson Companies, Inc.	1,843	(0.80)%	548
Lamb Weston Holdings, Inc.	537	(0.55)%	(1,656)
Total Consumer, Non-cyclical			151,865

Financial
State Street Corp.	1,788	(1.57)%	34,544
Park Hotels & Resorts, Inc.	6,050	(1.17)%	31,939
Outfront Media, Inc.	4,103	(0.99)%	31,545
Howard Hughes Corp.	1,239	(1.20)%	30,115
Signature Bank	322	(0.82)%	25,560
Kite Realty Group Trust	5,799	(1.43)%	24,697
Ares Management Corp. — Class A	1,036	(0.84)%	21,316
Kennedy-Wilson Holdings, Inc.	5,551	(1.50)%	20,804
RLJ Lodging Trust	6,994	(1.10)%	20,704

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation
Western Alliance Bancorporation	1,066	(1.07)%	$20,053
Equitable Holdings, Inc.	3,666	(1.36)%	19,415
Safehold, Inc.	1,332	(0.67)%	17,221
Equinix, Inc.	156	(1.46)%	16,497
Invitation Homes, Inc.	2,962	(1.50)%	16,161
KKR & Company, Inc. — Class A	1,583	(1.04)%	16,047
Morgan Stanley	2,092	(2.27)%	15,936
Sun Communities, Inc.	686	(1.56)%	15,309
Ryman Hospitality Properties, Inc.	1,022	(1.11)%	13,910
Regions Financial Corp.	4,083	(1.09)%	12,637
Northern Trust Corp.	658	(0.90)%	12,439
Welltower, Inc.	1,437	(1.69)%	11,569
Bank of America Corp.	1,184	(0.53)%	10,828
Host Hotels & Resorts, Inc.	5,685	(1.27)%	10,288
Alexandria Real Estate Equities, Inc.	209	(0.43)%	10,159
Wells Fargo & Co.	1,901	(1.06)%	9,757
Xenia Hotels & Resorts, Inc.	2,734	(0.57)%	9,151
SLM Corp.	2,160	(0.49)%	8,154
Crown Castle International Corp.	562	(1.35)%	7,877
Raymond James Financial, Inc.	990	(1.26)%	7,312
Sunstone Hotel Investors, Inc.	3,675	(0.52)%	6,631
Americold Realty Trust, Inc.	2,597	(1.11)%	6,617

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	297	(0.48)%	$4,704
Assured Guaranty Ltd.	1,213	(0.96)%	4,619
Equity LifeStyle Properties, Inc.	1,350	(1.36)%	4,167
Iron Mountain, Inc.	2,097	(1.46)%	3,974
EastGroup Properties, Inc.	358	(0.79)%	3,595
Popular, Inc.	651	(0.71)%	3,503
SBA Communications Corp.	220	(1.00)%	3,121
UMB Financial Corp.	625	(0.77)%	3,002
Extra Space Storage, Inc.	305	(0.74)%	1,646
Camden Property Trust	243	(0.47)%	1,433
Arthur J Gallagher & Co.	332	(0.77)%	(368)
American Tower Corp. — Class A	454	(1.65)%	(3,175)
Total Financial			545,413

Consumer, Cyclical
MillerKnoll, Inc.	3,506	(1.31)%	32,082
Caesars Entertainment, Inc.	833	(0.45)%	24,614
American Airlines Group, Inc.	3,563	(0.64)%	17,458
Hilton Worldwide Holdings, Inc.	371	(0.59)%	12,990
Copart, Inc.	754	(1.17)%	12,299
Floor & Decor Holdings, Inc. — Class A	506	(0.45)%	6,080
WESCO International, Inc.	382	(0.58)%	5,864

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
CarMax, Inc.	346	(0.45)%	$3,965
Las Vegas Sands Corp.	1,561	(0.75)%	3,372
Lululemon Athletica, Inc.	86	(0.33)%	2,604
IAA, Inc.	1,073	(0.50)%	2,290
Healthcare Services Group, Inc.	3,678	(0.91)%	(1,334)
Total Consumer, Cyclical			122,284

Utilities
Edison International	1,859	(1.68)%	12,013
Public Service Enterprise Group, Inc.	1,894	(1.71)%	8,356
Entergy Corp.	1,077	(1.73)%	6,508
New Jersey Resources Corp.	1,722	(1.09)%	3,577
ONE Gas, Inc.	894	(1.03)%	2,212
Atmos Energy Corp.	1,112	(1.78)%	(5,447)
Total Utilities			27,219

Energy
Hess Corp.	393	(0.59)%	9,763
Helmerich & Payne, Inc.	1,375	(0.84)%	6,671
Patterson-UTI Energy, Inc.	4,932	(1.11)%	6,172
Baker Hughes Co.	1,335	(0.55)%	4,039
NOV, Inc.	3,097	(0.75)%	1,711
Halliburton Co.	3,070	(1.37)%	(11,792)
Total Energy			16,564

Technology
ZoomInfo Technologies, Inc. — Class A	992	(0.47)%	20,020
Wolfspeed, Inc.	574	(0.52)%	7,233

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Broadridge Financial Solutions, Inc.	884	(1.80)%	$2,800
Duolingo, Inc.	134	(0.17)%	1,807
Veeva Systems, Inc. — Class A	334	(0.94)%	(7,094)
Total Technology			24,766

Industrial
Stericycle, Inc.	2,289	(1.43)%	42,978
Stanley Black & Decker, Inc.	735	(1.10)%	20,253
Jacobs Engineering Group, Inc.	948	(1.72)%	12,238
Deere & Co.	93	(0.40)%	5,527
Waste Management, Inc.	817	(1.78)%	4,933
Howmet Aerospace, Inc.	2,565	(1.15)%	4,685
Tetra Tech, Inc.	713	(1.39)%	2,957
Casella Waste Systems, Inc. — Class A	1,073	(1.11)%	2,701
TransDigm Group, Inc.	96	(0.73)%	(703)
Exponent, Inc.	701	(0.91)%	(1,188)
Republic Services, Inc. — Class A	518	(0.97)%	(2,459)
Total Industrial			91,922

Communications
Walt Disney Co.	569	(0.77)%	9,361
Uber Technologies, Inc.	1,380	(0.40)%	7,266
Total Communications			16,627
Total GS Long/Short Equity Short Custom Basket			$996,660

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY MARKET NEUTRAL LONG CUSTOM BASKET
Financial
VICI Properties, Inc.	41,179	7.50%	$104,967
Gaming and Leisure Properties, Inc.	15,609	4.38%	54,113
Agree Realty Corp.	6,273	2.77%	36,858
Duke Realty Corp.	7,274	2.45%	20,779
Sun Communities, Inc.	6,828	6.66%	18,830
CareTrust REIT, Inc.	24,070	2.72%	17,875
American Campus Communities, Inc.	1,165	0.46%	16,381
Ventas, Inc.	10,141	3.19%	5,669
Ryman Hospitality Properties, Inc.	7,455	3.47%	2,278
American Tower Corp. — Class A	947	1.48%	2,045
SBA Communications Corp.	750	1.47%	(1,681)
Crown Castle International Corp.	1,427	1.47%	(4,877)
Piedmont Office Realty Trust, Inc. — Class A	4,789	0.38%	(6,659)
Brixmor Property Group, Inc.	15,569	1.93%	(12,410)
Four Corners Property Trust, Inc.	34,127	5.56%	(21,274)
Invitation Homes, Inc.	20,140	4.39%	(22,894)

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
AvalonBay Communities, Inc.	4,166	4.95%	$(26,708)
Equity Residential	11,564	5.11%	(28,550)
DiamondRock Hospitality Co.	51,499	2.59%	(37,343)
Acadia Realty Trust	8,962	0.86%	(43,509)
SITE Centers Corp.	50,667	4.18%	(56,647)
Kite Realty Group Trust	18,310	1.94%	(58,239)
NETSTREIT Corp.	30,404	3.51%	(63,423)
American Assets Trust, Inc.	19,410	3.53%	(66,699)
Rexford Industrial Realty, Inc.	10,083	3.55%	(77,049)
Empire State Realty Trust, Inc. — Class A	37,323	1.61%	(85,602)
National Storage Affiliates Trust	21,266	6.52%	(97,873)
Xenia Hotels & Resorts, Inc.	40,689	3.62%	(127,179)
Alexandria Real Estate Equities, Inc.	4,650	4.13%	(129,227)
Cousins Properties, Inc.	20,216	3.62%	(134,208)
Total Financial			(822,256)
Total MS Equity Market Neutral Long Custom Basket			$(822,256)

MS EQUITY MARKET NEUTRAL SHORT CUSTOM BASKET
Financial
Douglas Emmett, Inc.	27,811	(3.74)%	$225,723
Office Properties Income Trust	30,601	(3.67)%	141,607
STORE Capital Corp.	22,544	(3.53)%	138,237

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Broadstone Net Lease, Inc.	44,056	(5.43)%	$137,836
Host Hotels & Resorts, Inc.	51,341	(4.84)%	126,167
Omega Healthcare Investors, Inc.	25,413	(4.31)%	103,866
STAG Industrial, Inc.	17,254	(3.20)%	81,723
Apple Hospitality REIT, Inc.	47,344	(4.18)%	81,146
Camden Property Trust	4,398	(3.56)%	73,486
Washington Real Estate Investment Trust	34,698	(4.44)%	68,733
Apartment Income REIT Corp.	9,728	(2.43)%	55,534
Necessity Retail REIT, Inc.	62,725	(2.75)%	54,173
RLJ Lodging Trust	9,617	(0.64)%	41,951
Essex Property Trust, Inc.	2,698	(4.24)%	40,127
Mid-America Apartment Communities, Inc.	6,521	(6.85)%	20,094
Public Storage	1,633	(3.07)%	15,617
Corporate Office Properties Trust	11,018	(1.73)%	11,751
LTC Properties, Inc.	13,848	(3.20)%	6,604
Extra Space Storage, Inc.	3,058	(3.13)%	2,640
Americold Realty Trust, Inc.	9,880	(1.78)%	(3,134)
Equity Commonwealth	24,909	(4.12)%	(5,264)
Realty Income Corp.	23,766	(9.75)%	(6,685)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Phillips Edison & Company, Inc.	31,726	(6.37)%	$(12,935)
Total Financial			1,398,997

Exchange Traded Funds
Vanguard Real Estate ETF	16,498	(9.04)%	234,584
Total MS Equity Market Neutral Short Custom Basket			$1,633,581

GS EQUITY MARKET NEUTRAL LONG CUSTOM BASKET
Financial
VICI Properties, Inc.	41,179	7.54%	$104,935
Gaming and Leisure Properties, Inc.	15,609	4.39%	53,912
Agree Realty Corp.	6,273	2.77%	35,705
Duke Realty Corp.	7,274	2.45%	23,259
CareTrust REIT, Inc.	24,070	2.72%	17,487
American Campus Communities, Inc.	1,165	0.46%	15,851
Ventas, Inc.	10,141	3.20%	5,743
Ryman Hospitality Properties, Inc.	7,455	3.47%	3,634
American Tower Corp. — Class A	947	1.48%	1,964
SBA Communications Corp.	750	1.47%	(1,402)
Crown Castle International Corp.	1,427	1.47%	(4,533)
Piedmont Office Realty Trust, Inc. — Class A	4,789	0.39%	(5,556)

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation
Sun Communities, Inc.	6,828	6.67%	$(9,436)
Brixmor Property Group, Inc.	15,569	1.93%	(12,034)
Four Corners Property Trust, Inc.	34,127	5.56%	(20,643)
Invitation Homes, Inc.	20,140	4.39%	(22,997)
AvalonBay Communities, Inc.	4,166	4.96%	(27,089)
Equity Residential	11,564	5.12%	(28,940)
Acadia Realty Trust	7,596	0.73%	(36,369)
DiamondRock Hospitality Co.	51,499	2.59%	(37,801)
SITE Centers Corp.	50,667	4.18%	(50,881)
Kite Realty Group Trust	18,310	1.94%	(58,015)
NETSTREIT Corp.	30,404	3.52%	(62,898)
American Assets Trust, Inc.	19,410	3.53%	(66,396)
Rexford Industrial Realty, Inc.	10,083	3.56%	(77,248)
Empire State Realty Trust, Inc. — Class A	37,323	1.61%	(91,480)
National Storage Affiliates Trust	21,266	6.53%	(98,306)
Xenia Hotels & Resorts, Inc.	40,689	3.62%	(127,019)
Alexandria Real Estate Equities, Inc.	4,650	4.13%	(129,234)
Cousins Properties, Inc.	20,216	3.62%	(133,863)
Total Financial			(839,650)
Total GS Equity Market Neutral Long Custom Basket			$(839,650)

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
GS EQUITY MARKET NEUTRAL SHORT CUSTOM BASKET
Financial
Douglas Emmett, Inc.	27,811	(3.74)%	$226,938
Office Properties Income Trust	30,601	(3.67)%	143,674
STORE Capital Corp.	22,544	(3.53)%	138,159
Broadstone Net Lease, Inc.	44,056	(5.43)%	132,472
Host Hotels & Resorts, Inc.	51,341	(4.84)%	126,786
Omega Healthcare Investors, Inc.	25,413	(4.31)%	106,016
STAG Industrial, Inc.	17,254	(3.20)%	81,112
Camden Property Trust	4,398	(3.56)%	73,450
Apple Hospitality REIT, Inc.	47,344	(4.18)%	69,641
Washington Real Estate Investment Trust	34,698	(4.44)%	67,502
Apartment Income REIT Corp.	9,728	(2.43)%	56,277
Necessity Retail REIT, Inc.	62,725	(2.75)%	54,519

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
RLJ Lodging Trust	9,617	(0.64)%	$42,043
Essex Property Trust, Inc.	2,698	(4.24)%	36,604
Mid-America Apartment Communities, Inc.	6,521	(6.85)%	19,091
Public Storage	1,633	(3.07)%	15,778
Corporate Office Properties Trust	11,018	(1.73)%	11,554
LTC Properties, Inc.	13,848	(3.20)%	6,679
Extra Space Storage, Inc.	3,058	(3.13)%	2,690
Americold Realty Trust, Inc.	9,880	(1.78)%	(3,470)
Equity Commonwealth	24,909	(4.12)%	(5,105)
Realty Income Corp.	23,766	(9.75)%	(7,785)
Phillips Edison & Company, Inc.	31,726	(6.37)%	(16,364)
Total Financial			1,378,261

Exchange Traded Funds
Vanguard Real Estate ETF	16,498	(9.04)%	234,897
Total GS Equity Market Neutral Short Custom Basket			$1,613,158

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
MULTI-HEDGE STRATEGIES FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security and equity custom basket swap collateral at June 30, 2022.
[2]	Affiliated issuer.
[3]	All or a portion of this security is on loan at June 30, 2022 — See Note 8.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at June 30, 2022.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 8.
[8]	Rate indicated is the 7-day yield as of June 30, 2022.
ADR — American Depositary Receipt
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2022 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$42,466,348	$—	$—		$42,466,348
Rights	—	—	—	*	—
Mutual Funds	14,930,489	—	—		14,930,489
Closed-End Funds	7,129,303	—	—		7,129,303
U.S. Treasury Bills	—	13,793,863	—		13,793,863
Repurchase Agreements	—	42,749,995	—		42,749,995
Securities Lending Collateral	21,785	—	—		21,785
Commodity Futures Contracts**	744,737	—	—		744,737
Interest Rate Futures Contracts**	426,592	154,727	—		581,319
Currency Futures Contracts**	148,430	—	—		148,430
Equity Futures Contracts**	113,505	26,709	—		140,214
Equity Custom Basket Swap Agreements**	—	5,230,481	—		5,230,481
Total Assets	$65,981,189	$61,955,775	$—		$127,936,964

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
MULTI-HEDGE STRATEGIES FUND

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks Sold Short	$3,360,152	$—	$—	$3,360,152
Exchange-Traded Funds Sold Short	8,447,984	—	—	8,447,984
Commodity Futures Contracts**	1,124,505	—	—	1,124,505
Currency Futures Contracts**	525,716	—	—	525,716
Equity Futures Contracts**	90,416	—	—	90,416
Interest Rate Futures Contracts**	63,980	—	—	63,980
Equity Custom Basket Swap Agreements**	—	3,306,173	—	3,306,173
Total Liabilities	$13,612,753	$3,306,173	$—	$16,918,926

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2022
MULTI-HEDGE STRATEGIES FUND

Transactions during the period ended June 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/22	Shares 06/30/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$5,207,495	$1,500,000	$—	$—	$(198,915)	$6,508,580	269,618	$56,043
Guggenheim Strategy Fund III	977,752	1,000,000	—	—	(64,405)	1,913,347	79,031	16,566
Guggenheim Ultra Short Duration Fund — Institutional Class	3,690,666	3,000,000	—	—	(182,104)	6,508,562	674,462	38,663
	$9,875,913	$5,500,000	$—	$—	$(445,424)	$14,930,489		$111,272

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
MULTI-HEDGE STRATEGIES FUND

June 30, 2022

Assets:
Investments in unaffiliated issuers, at value - including $21,231 of securities loaned (cost $64,928,138)	$63,411,299
Investments in affiliated issuers, at value (cost $15,386,814)	14,930,489
Repurchase agreements, at value (cost $42,749,995)	42,749,995
Cash	15,000,705
Segregated cash with broker	491,652
Unrealized appreciation on OTC swap agreements	5,230,481
Receivables:
Fund shares sold	164,043
Dividends	78,014
Securities sold	68,120
Interest	1,732
Securities lending income	1,181
Other assets	1,346
Total assets	142,129,057

Liabilities:
Securities sold short, at value (proceeds $13,192,020)	11,808,136
Unrealized depreciation on OTC swap agreements	3,306,173
Payable for:
Swap settlement	401,209
Variation margin on futures contracts	128,403
Management fees	94,205
Fund shares redeemed	60,891
Return of securities lending collateral	21,785
Distribution and service fees	4,052
Trustees’ fees*	1,212
Miscellaneous	13,075
Total liabilities	15,839,141
Commitments and contingent liabilities (Note 11)	—
Net assets	$126,289,916

Net assets consist of:
Paid in capital	$131,796,715
Total distributable earnings (loss)	(5,506,799)
Net assets	$126,289,916

A-Class:
Net assets	$4,160,070
Capital shares outstanding	153,910
Net asset value per share	$27.03
Maximum offering price per share (Net asset value divided by 95.25%)	$28.38

C-Class:
Net assets	$580,719
Capital shares outstanding	23,503
Net asset value per share	$24.71

P-Class:
Net assets	$13,718,837
Capital shares outstanding	506,017
Net asset value per share	$27.11

Institutional Class:
Net assets	$107,830,290
Capital shares outstanding	3,904,185
Net asset value per share	$27.62

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
MULTI-HEDGE STRATEGIES FUND

Six Months Ended June 30, 2022

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $607)	$296,700
Dividends from securities of affiliated issuers	111,272
Interest	72,526
Income from securities lending, net	6,572
Total investment income	487,070

Expenses:
Management fees	561,971
Distribution and service fees:
A-Class	5,526
C-Class	2,675
P-Class	13,338
Short sales dividend expense	127,693
Interest expense	83,514
Miscellaneous	7,540
Total expenses	802,257
Less:
Expenses waived by Adviser	(25,087)
Net expenses	777,170
Net investment loss	(290,100)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$940,040
Investments in unaffiliated issuers sold short	(658,582)
Swap agreements	(506,432)
Futures contracts	1,021,601
Foreign currency transactions	(10,037)
Net realized gain	786,590
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(3,457,569)
Investments in affiliated issuers	(445,424)
Investments in unaffiliated issuers sold short	3,228,991
Swap agreements	(2,054,794)
Futures contracts	48,061
Foreign currency translations	1,859
Net change in unrealized appreciation (depreciation)	(2,678,876)
Net realized and unrealized loss	(1,892,286)
Net decrease in net assets resulting from operations	$(2,182,386)

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
MULTI-HEDGE STRATEGIES FUND

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(290,100)	$(226,650)
Net realized gain on investments	786,590	1,909,180
Net change in unrealized appreciation (depreciation) on investments	(2,678,876)	2,292,870
Net increase (decrease) in net assets resulting from operations	(2,182,386)	3,975,400

Distributions to shareholders:
A-Class	—	(35,537)
P-Class	—	(75,821)
Institutional Class	—	(522,203)
Total distributions to shareholders	—	(633,561)

Capital share transactions:
Proceeds from sale of shares
A-Class	433,461	1,180,993
C-Class	131,356	170,987
P-Class	5,218,542	8,838,032
Institutional Class	67,400,454	36,579,357
Distributions reinvested
A-Class	—	31,190
P-Class	—	74,817
Institutional Class	—	522,203
Cost of shares redeemed
A-Class	(784,792)	(899,012)
C-Class	(25,333)	(961,782)
P-Class	(1,360,208)	(6,963,597)
Institutional Class	(13,182,742)	(21,644,416)
Net increase from capital share transactions	57,830,738	16,928,772
Net increase in net assets	55,648,352	20,270,611

Net assets:
Beginning of period	70,641,564	50,370,953
End of period	$126,289,916	$70,641,564

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
MULTI-HEDGE STRATEGIES FUND

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Capital share activity:
Shares sold
A-Class	15,752	43,014
C-Class	5,211	6,768
P-Class	189,884	316,524
Institutional Class	2,400,560	1,302,242
Shares issued from reinvestment of distributions
A-Class	—	1,139
P-Class	—	2,722
Institutional Class	—	18,677
Shares redeemed
A-Class	(28,705)	(32,507)
C-Class	(1,022)	(38,215)
P-Class	(49,700)	(249,021)
Institutional Class	(470,766)	(765,263)
Net increase in shares	2,061,214	606,080

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended June 30, 2022[a]	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Per Share Data
Net asset value, beginning of period	$27.52	$25.89	$24.36	$23.69	$24.91	$24.08
Income (loss) from investment operations:
Net investment income (loss)[b]	(.11)	(.14)	(.10)	.16	.08	(.13)
Net gain (loss) on investments (realized and unrealized)	(.38)	1.98	1.90	1.02	(1.26)	.96
Total from investment operations	(.49)	1.84	1.80	1.18	(1.18)	.83
Less distributions from:
Net investment income	—	(.21)	(.27)	(.51)	(.04)	—
Total distributions	—	(.21)	(.27)	(.51)	(.04)	—
Net asset value, end of period	$27.03	$27.52	$25.89	$24.36	$23.69	$24.91

Total Return[c]	(1.78%)	7.17%	7.39%	4.97%	(4.78%)	3.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,160	$4,593	$4,019	$3,570	$3,622	$12,154
Ratios to average net assets:
Net investment income (loss)	(0.83%)	(0.52%)	(0.40%)	0.64%	0.32%	(0.53%)
Total expenses[d]	1.90%	2.18%	1.93%	1.96%	1.75%	2.18%
Net expenses[e,f]	1.85%	2.11%	1.87%	1.93%	1.73%	2.14%
Portfolio turnover rate	95%	205%	248%	156%	212%	172%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 47

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended June 30, 2022[a]	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Per Share Data
Net asset value, beginning of period	$25.25	$23.75	$22.36	$21.46	$22.68	$22.08
Income (loss) from investment operations:
Net investment income (loss)[b]	(.20)	(.32)	(.27)	(.02)	(.09)	(.29)
Net gain (loss) on investments (realized and unrealized)	(.34)	1.82	1.75	.92	(1.13)	.89
Total from investment operations	(.54)	1.50	1.48	.90	(1.22)	.60
Less distributions from:
Net investment income	—	—	(.09)	—	—	—
Total distributions	—	—	(.09)	—	—	—
Net asset value, end of period	$24.71	$25.25	$23.75	$22.36	$21.46	$22.68

Total Return[c]	(2.14%)	6.32%	6.57%	4.19%	(5.38%)	2.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$581	$488	$1,206	$1,435	$2,657	$7,586
Ratios to average net assets:
Net investment income (loss)	(1.58%)	(1.26%)	(1.18%)	(0.08%)	(0.42%)	(1.30%)
Total expenses[d]	2.65%	2.93%	2.68%	2.70%	2.53%	2.94%
Net expenses[e,f]	2.59%	2.86%	2.62%	2.67%	2.51%	2.90%
Portfolio turnover rate	95%	205%	248%	156%	212%	172%

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Six Months Ended June 30, 2022[a]	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Per Share Data
Net asset value, beginning of period	$27.61	$25.97	$24.42	$23.74	$24.93	$24.10
Income (loss) from investment operations:
Net investment income (loss)[b]	(.11)	(.15)	(.10)	.16	.08	(.14)
Net gain (loss) on investments (realized and unrealized)	(.39)	2.00	1.90	1.03	(1.23)	.97
Total from investment operations	(.50)	1.85	1.80	1.19	(1.15)	.83
Less distributions from:
Net investment income	—	(.21)	(.25)	(.51)	(.04)	—
Total distributions	—	(.21)	(.25)	(.51)	(.04)	—
Net asset value, end of period	$27.11	$27.61	$25.97	$24.42	$23.74	$24.93

Total Return	(1.81%)	7.16%	7.40%	5.00%	(4.61%)	3.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,719	$10,100	$7,676	$7,442	$7,892	$14,066
Ratios to average net assets:
Net investment income (loss)	(0.82%)	(0.53%)	(0.39%)	0.65%	0.34%	(0.56%)
Total expenses[d]	1.90%	2.18%	1.93%	1.96%	1.77%	2.20%
Net expenses[e,f]	1.85%	2.12%	1.87%	1.93%	1.75%	2.16%
Portfolio turnover rate	95%	205%	248%	156%	212%	172%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended June 30, 2022[a]	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Per Share Data
Net asset value, beginning of period	$28.09	$26.41	$24.83	$24.12	$25.42	$24.50
Income (loss) from investment operations:
Net investment income (loss)[b]	(.08)	(.08)	(.04)	.22	.17	(.07)
Net gain (loss) on investments (realized and unrealized)	(.39)	2.03	1.94	1.05	(1.33)	.99
Total from investment operations	(.47)	1.95	1.90	1.27	(1.16)	.92
Less distributions from:
Net investment income	—	(.27)	(.32)	(.56)	(.14)	—
Total distributions	—	(.27)	(.32)	(.56)	(.14)	—
Net asset value, end of period	$27.62	$28.09	$26.41	$24.83	$24.12	$25.42

Total Return	(1.67%)	7.43%	7.70%	5.26%	(4.56%)	3.76%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$107,830	$55,461	$37,470	$24,854	$23,539	$25,376
Ratios to average net assets:
Net investment income (loss)	(0.57%)	(0.27%)	(0.15%)	0.90%	0.68%	(0.30%)
Total expenses[d]	1.65%	1.92%	1.68%	1.72%	1.58%	1.92%
Net expenses[e,f]	1.59%	1.87%	1.62%	1.69%	1.56%	1.88%
Portfolio turnover rate	95%	205%	248%	156%	212%	172%

[a]	Unaudited figures for the period ended June 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Excluding interest and dividend expense related to short sales, the net expense ratios for the periods presented would be:

	6/30/22[a]	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
A-Class	1.40%	1.41%	1.37%	1.41%	1.41%	1.42%
C-Class	2.15%	2.16%	2.12%	2.16%	2.16%	2.17%
P-Class	1.40%	1.41%	1.37%	1.41%	1.41%	1.42%
Institutional Class	1.15%	1.16%	1.12%	1.16%	1.16%	1.17%

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2022

COMMODITIES STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P Goldman Sachs Commodity Index (“GSCI” or “Index”).

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	June 30, 2022

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	4.5%
Guggenheim Strategy Fund II	4.4%
Total	8.9%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended June 30, 2022

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	34.30%	42.36%	10.23%	(3.24%)
A-Class Shares with sales charge‡	27.92%	35.58%	9.16%	(3.70%)
C-Class Shares	33.80%	41.28%	9.40%	(3.95%)
C-Class Shares with CDSC§	32.80%	40.28%	9.40%	(3.95%)
H-Class Shares	34.33%	42.39%	10.22%	(3.23%)
S&P Goldman Sachs Commodity Index	35.80%	45.05%	11.67%	(1.83%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Goldman Sachs Commodity Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2022
COMMODITIES STRATEGIES FUND

	Shares	Value
MUTUAL FUNDS† - 8.9%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	141,704	$1,367,443
Guggenheim Strategy Fund II1	56,518	1,364,353
Total Mutual Funds
(Cost $2,822,291)		2,731,796

	Face Amount
FEDERAL AGENCY NOTES†† - 52.3%
Federal Home Loan Bank
1.52% (SOFR + 0.01%, Rate Floor: 0.00%) due 09/15/22◊	$15,000,000	14,999,610
Federal Farm Credit Bank
1.57% (1 Year U.S. Prime Rate - 3.18%, Rate Floor: 0.00%) due 10/25/22◊	1,000,000	1,000,102
Total Federal Agency Notes
(Cost $15,999,984)		15,999,712

FEDERAL AGENCY DISCOUNT NOTES†† - 22.8%
Federal Home Loan Bank
1.03% due 07/29/22[2]	5,000,000	4,995,994
0.83% due 10/03/22[2]	2,000,000	1,990,295
Total Federal Agency Discount Notes
(Cost $6,991,660)		6,986,289

U.S. TREASURY BILLS†† - 10.4%
U.S. Treasury Bills
1.02% due 07/19/22[2,3]	3,168,000	3,166,380
Total U.S. Treasury Bills
(Cost $3,166,305)		3,166,380

REPURCHASE AGREEMENTS††,4 - 11.2%
J.P. Morgan Securities LLC issued 06/30/22 at 1.48% due 07/01/22	1,933,983	1,933,983
Barclays Capital, Inc. issued 06/30/22 at 1.42% due 07/01/22	753,164	753,164
BofA Securities, Inc. issued 06/30/22 at 1.44% due 07/01/22	745,707	745,707
Total Repurchase Agreements
(Cost $3,432,854)		3,432,854

Total Investments - 105.6%
(Cost $32,413,094)		$32,317,031
Other Assets & Liabilities, net - (5.6)%		(1,700,470)
Total Net Assets - 100.0%		$30,616,561

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Commodity Futures Contracts Purchased†
Goldman Sachs Commodity Index Futures Contracts	173	Jul 2022	$30,729,125	$(2,585,913)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
COMMODITIES STRATEGIES FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at June 30, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at June 30, 2022.
[4]	Repurchase Agreements — See Note 6.
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2022 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$2,731,796	$—	$—	$2,731,796
Federal Agency Notes	—	15,999,712	—	15,999,712
Federal Agency Discount Notes	—	6,986,289	—	6,986,289
U.S. Treasury Bills	—	3,166,380	—	3,166,380
Repurchase Agreements	—	3,432,854	—	3,432,854
Total Assets	$2,731,796	$29,585,235	$—	$32,317,031

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Commodity Futures Contracts**	$2,585,913	$—	$—	$2,585,913

**	This derivative is reported as unrealized appreciation/depreciation at period end.

54 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2022
COMMODITIES STRATEGIES FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended June 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/22	Shares 06/30/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,406,176	$—	$—	$—	$(41,823)	$1,364,353	56,518	$11,846
Guggenheim Ultra Short Duration Fund — Institutional Class	1,405,703	—	—	—	(38,260)	1,367,443	141,704	8,273
	$2,811,879	$—	$—	$—	$(80,083)	$2,731,796		$20,119

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 55

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
COMMODITIES STRATEGIES FUND

June 30, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $26,157,949)	$26,152,381
Investments in affiliated issuers, at value (cost $2,822,291)	2,731,796
Repurchase agreements, at value (cost $3,432,854)	3,432,854
Cash	1,148
Receivables:
Fund shares sold	214,527
Interest	9,533
Dividends	4,354
Total assets	32,546,593

Liabilities:
Payable for:
Variation margin on futures contracts	1,218,312
Fund shares redeemed	588,615
Management fees	42,262
Transfer agent and administrative fees	15,259
Distribution and service fees	14,760
Portfolio accounting fees	5,673
Trustees’ fees*	549
Miscellaneous	44,602
Total liabilities	1,930,032
Commitments and contingent liabilities (Note 11)	—
Net assets	$30,616,561

Net assets consist of:
Paid in capital	$25,883,821
Total distributable earnings (loss)	4,732,740
Net assets	$30,616,561

A-Class:
Net assets	$2,241,370
Capital shares outstanding	56,407
Net asset value per share	$39.74
Maximum offering price per share (Net asset value divided by 95.25%)	$41.72

C-Class:
Net assets	$897,054
Capital shares outstanding	34,862
Net asset value per share	$25.73

H-Class:
Net assets	$27,478,137
Capital shares outstanding	690,548
Net asset value per share	$39.79

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

56 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
COMMODITIES STRATEGIES FUND

Six Months Ended June 30, 2022

Investment Income:
Dividends from securities of affiliated issuers	$20,119
Interest	88,215
Total investment income	108,334

Expenses:
Management fees	198,965
Distribution and service fees:
A-Class	2,182
C-Class	3,222
H-Class	53,794
Transfer agent and administrative fees	62,100
Portfolio accounting fees	22,712
Professional fees	15,995
Custodian fees	3,379
Trustees’ fees*	1,452
Miscellaneous	38,327
Total expenses	402,128
Less:
Expenses waived by Adviser	(30,344)
Net expenses	371,784
Net investment loss	(263,450)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(3,628)
Futures contracts	11,951,044
Net realized gain	11,947,416
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(5,127)
Investments in affiliated issuers	(80,083)
Futures contracts	(3,422,932)
Net change in unrealized appreciation (depreciation)	(3,508,142)
Net realized and unrealized gain	8,439,274
Net increase in net assets resulting from operations	$8,175,824

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 57

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
COMMODITIES STRATEGIES FUND

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(263,450)	$(232,914)
Net realized gain on investments	11,947,416	2,360,816
Net change in unrealized appreciation (depreciation) on investments	(3,508,142)	761,861
Net increase in net assets resulting from operations	8,175,824	2,889,763

Distributions to shareholders:
A-Class	—	(20,464)
C-Class	—	(8,077)
H-Class	—	(603,257)
Total distributions to shareholders	—	(631,798)

Capital share transactions:
Proceeds from sale of shares
A-Class	2,895,439	919,688
C-Class	815,348	142,753
H-Class	146,434,236	87,058,046
Distributions reinvested
A-Class	—	19,901
C-Class	—	7,304
H-Class	—	596,439
Cost of shares redeemed
A-Class	(1,632,194)	(521,253)
C-Class	(203,166)	(49,482)
H-Class	(147,673,725)	(69,747,995)
Net increase from capital share transactions	635,938	18,425,401
Net increase in net assets	8,811,762	20,683,366

Net assets:
Beginning of period	21,804,799	1,121,433
End of period	$30,616,561	$21,804,799

58 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
COMMODITIES STRATEGIES FUND

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Capital share activity:
Shares sold
A-Class	72,887	32,719
C-Class	33,176	8,052
H-Class	3,741,945	3,084,506
Shares issued from reinvestment of distributions
A-Class	—	702
C-Class	—	396
H-Class	—	21,016
Shares redeemed
A-Class	(40,957)	(18,569)
C-Class	(7,835)	(2,702)
H-Class	(3,756,835)	(2,439,032)
Net increase in shares	42,381	687,088

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 59

CONSOLIDATED FINANCIAL HIGHLIGHTS
COMMODITIES STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended June 30, 2022[a]	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Per Share Data
Net asset value, beginning of period	$29.59	$21.93	$61.06	$53.27	$88.34	$85.75
Income (loss) from investment operations:
Net investment income (loss)[b]	(.22)	(.40)	(.28)	.36	.39	(.22)
Net gain (loss) on investments (realized and unrealized)	10.37	8.94	(14.84)	7.88	(11.90)	4.13
Total from investment operations	10.15	8.54	(15.12)	8.24	(11.51)	3.91
Less distributions from:
Net investment income	—	(.88)	(24.01)	(.45)	(23.56)	(1.32)
Total distributions	—	(.88)	(24.01)	(.45)	(23.56)	(1.32)
Net asset value, end of period	$39.74	$29.59	$21.93	$61.06	$53.27	$88.34

Total Return[c]	34.30%	39.06%	(23.58%)	15.47%	(15.47%)	4.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,241	$724	$211	$592	$830	$819
Ratios to average net assets:
Net investment income (loss)	(1.11%)	(1.43%)	(0.65%)	0.60%	0.44%	(0.28%)
Total expenses[d]	1.76%	1.78%	1.79%	1.88%	1.81%	1.73%
Net expenses[e]	1.63%	1.63%	1.61%	1.73%	1.68%	1.63%
Portfolio turnover rate	—	—	5%	—	65%	25%

60 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
COMMODITIES STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended June 30, 2022[a]	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Per Share Data
Net asset value, beginning of period	$19.23	$14.59	$51.84	$45.63	$79.89	$78.32
Income (loss) from investment operations:
Net investment income (loss)[b]	(.24)	(.41)	(.50)	(.07)	(.41)	(.70)
Net gain (loss) on investments (realized and unrealized)	6.74	5.93	(12.74)	6.73	(10.29)	3.59
Total from investment operations	6.50	5.52	(13.24)	6.66	(10.70)	2.89
Less distributions from:
Net investment income	—	(.88)	(24.01)	(.45)	(23.56)	(1.32)
Total distributions	—	(.88)	(24.01)	(.45)	(23.56)	(1.32)
Net asset value, end of period	$25.73	$19.23	$14.59	$51.84	$45.63	$79.89

Total Return[c]	33.80%	38.08%	(24.15%)	14.61%	(16.11%)	3.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$897	$183	$55	$111	$110	$332
Ratios to average net assets:
Net investment income (loss)	(1.85%)	(2.18%)	(1.44%)	(0.13%)	(0.49%)	(0.94%)
Total expenses[d]	2.52%	2.53%	2.54%	2.63%	2.55%	2.48%
Net expenses[e]	2.38%	2.38%	2.36%	2.48%	2.42%	2.36%
Portfolio turnover rate	—	—	5%	—	65%	25%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 61

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
COMMODITIES STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended June 30, 2022[a]	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Per Share Data
Net asset value, beginning of period	$29.62	$21.96	$61.10	$53.31	$88.39	$85.82
Income (loss) from investment operations:
Net investment income (loss)[b]	(.22)	(.41)	(.34)	.35	.25	(.25)
Net gain (loss) on investments (realized and unrealized)	10.39	8.95	(14.79)	7.89	(11.77)	4.14
Total from investment operations	10.17	8.54	(15.13)	8.24	(11.52)	3.89
Less distributions from:
Net investment income	—	(.88)	(24.01)	(.45)	(23.56)	(1.32)
Total distributions	—	(.88)	(24.01)	(.45)	(23.56)	(1.32)
Net asset value, end of period	$39.79	$29.62	$21.96	$61.10	$53.31	$88.39

Total Return	34.33%	39.06%	(23.58%)	15.48%	(15.50%)	4.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,478	$20,898	$855	$4,911	$8,744	$6,002
Ratios to average net assets:
Net investment income (loss)	(1.15%)	(1.44%)	(0.77%)	0.59%	0.27%	(0.31%)
Total expenses[d]	1.76%	1.77%	1.78%	1.89%	1.81%	1.74%
Net expenses[e]	1.63%	1.63%	1.61%	1.74%	1.68%	1.65%
Portfolio turnover rate	—	—	5%	—	65%	25%

[a]	Unaudited figures for the period ended June 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

62 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At June 30, 2022, the Trust consisted of fifty-two funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Multi-Hedge Strategies Fund	Diversified
Commodities Strategy Fund	Non-diversified

At June 30, 2022, A-Class, C-Class, H-Class, P-Class and Institutional Class shares have been issued by the Funds.

The Commodities Strategy Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange priviledges with no minimum holding periods or transactions fees, which may cause the Fund to experience high portfolio turnover.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 63

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Consolidation of Subsidiary

The consolidated financial statements of the Multi-Hedge Strategies Fund and Commodities Strategy Fund include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have eliminated in consolidation for the Funds.

Each Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of each Fund’s investment in its respective Subsidiary is as follows:

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2022	% of Net Assets of the Fund at June 30, 2022
Multi-Hedge Strategies Fund	09/18/09	$3,320,166	2.6%
Commodities Strategy Fund	09/08/09	4,728,742	15.4%

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments

64 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

(the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, the Board has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

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Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

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(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(e) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

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(f) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(g) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(h) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of

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investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of June 30, 2022, if any, are disclosed in the Funds’ Consolidated Statements of Assets and Liabilities.

(i) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(j) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(k) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(l) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.58% at June 30, 2022.

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(m) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds may utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Consolidated Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

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Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Consolidated Statements of Assets and Liabilities; securities held as collateral are noted on the Consolidated Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Multi-Hedge Strategies Fund	Duration, Hedge, Index exposure, Leverage, Liquidity, Speculation	$79,227,736	$71,039,568
Commodities Strategy Fund	Liquidity, Index exposure	42,970,426	—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event

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of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as a custom basket of securities) for a fixed or variable interest rate. Custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing custom basket swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Multi-Hedge Strategies Fund	Hedge, Index exposure, Leverage, Liquidity, Speculation	$47,995,444	$40,105,604

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statements of Assets and Liabilities as of June 30, 2022:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Commodity/currency/equity/interest rate futures contracts	—	Variation margin on futures contracts
Equity swap contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

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The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at June 30, 2022:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at June 30, 2022
Multi-Hedge Strategies Fund	$140,214	$5,230,481	$148,430	$581,319	$744,737	$6,845,181

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at June 30, 2022
Multi-Hedge Strategies Fund	$90,416	$3,306,173	$525,716	$63,980	$1,124,505	$5,110,790
Commodities Strategy Fund	—	—	—	—	2,585,913	2,585,913

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Consolidated Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Consolidated Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statements of Operations for the period ended June 30, 2022:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Commodity/currency/equity/interest rate futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity swap contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

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The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Consolidated Statements of Operations categorized by primary risk exposure for the period ended June 30, 2022:

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
Multi-Hedge Strategies Fund	$(685,917)	$(506,432)	$(120,528)	$(205,671)	$2,033,717	$515,169
Commodities Strategy Fund	—	—	—	—	11,951,044	11,951,044

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
Multi-Hedge Strategies Fund	$(44,880)	$(2,054,794)	$(196,947)	$691,364	$(401,476)	$(2,006,733)
Commodities Strategy Fund	—	—	—	—	(3,422,932)	(3,422,932)

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

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In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Consolidated Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statements of Assets and Liabilities.

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The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amount of Assets Presented on the Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Multi-Hedge Strategies Fund	Custom basket swap agreements	$5,230,481	$—	$5,230,481	$(3,306,173)	$—	$1,924,308

					Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Multi-Hedge Strategies Fund	Custom basket Swap agreements	$3,306,173	$—	$3,306,173	$(3,306,173)	$—	$—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of June 30, 2022.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Multi-Hedge Strategies Fund	Goldman Sachs International	Futures contracts	$491,652	$—

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Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	— quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Multi-Hedge Strategies Fund	1.15%
Commodities Strategy Fund	0.75%

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund

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(excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
>$1 billion - $2 billion	0.050%
>$2 billion	0.075%

GI has contractually agreed to waive the management fee it receives from each Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Funds invest in the Subsidiaries, and may not be terminated by GI unless GI obtains the prior approval of the Funds’ Board for such termination. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended June 30, 2022, Multi-Hedge Strategies Fund and Commodities Strategy Fund waived $17,139 and $28,622, respectively, related to advisory fees in the Subsidiary.

As part of its agreement with the Trust, GI will pay all expenses of the Multi-Hedge Strategies Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, subsidiary expenses and extraordinary expenses.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

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For the period ended June 30, 2022, GFD retained sales charges of $59,794 relating to sales of A-Class shares of the Trust.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended June 30, 2022, the Multi-Hedge Strategies Fund and Commodities Strategy Fund waived $7,948 and $1,722, respectively, related to investments in affiliated funds.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

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At June 30, 2022, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Bond
1.48%			2.38%
Due 07/01/22	$146,485,899	$146,491,922	Due 05/15/51	$175,415,200	$149,415,641

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
1.42%			0.13%
Due 07/01/22	57,046,997	57,049,247	Due 10/15/24	57,737,033	58,187,998

BofA Securities, Inc.			U.S. Treasury Notes
1.44%			0.13% - 1.25%
Due 07/01/22	56,482,176	56,484,435	Due 01/15/24 - 08/15/31	64,751,000	57,611,871

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ consolidated financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The Funds intend to invest up to 25% of their assets in the respective Subsidiary which is expected to provide the Funds with exposure to the commodities markets within the limitations of the U.S. federal income tax requirements under Subchapter M of the Internal Revenue Code. The Funds have received a private letter ruling from the IRS that concludes that the income the Funds

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receive from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for U.S. federal income tax purposes and cannot be carried forward to reduce future income from the Subsidiary in subsequent years.

At June 30, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Multi-Hedge Strategies Fund	$109,935,174	$9,003,374	$(7,920,510)	$1,082,864
Commodities Strategy Fund	33,307,038	—	(3,575,920)	(3,575,920)

Note 8 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Consolidated Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class X. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

At June 30, 2022, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Multi-Hedge Strategies Fund	$21,231	$(21,231)	$—	$21,785	$—	$21,785

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 9 – Securities Transactions

For the period ended June 30, 2022, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Multi-Hedge Strategies Fund	$91,950,658	$65,831,075

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended June 30, 2022, the Funds did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $150,000,000 line of credit from U.S. Bank, N.A., which was increased to $200,000,000 on February 10, 2021. On June 6, 2022, the line of credit agreement was renewed and expires on June 5, 2023. This line of credit is

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reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.56% for the period ended June 30, 2022. The Funds did not have any borrowings outstanding under this agreement at June 30, 2022.

Note 11 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Rydex Series Funds. Defendants filed an opposition to the certiorari petition on August 26, 2020, and plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. On March 12, 2021, the Solicitor General filed an amicus brief recommending that certiorari be denied. Plaintiffs filed a supplemental brief in response to the Solicitor General’s amicus brief on March 31, 2021, and Defendants filed a supplemental brief on April 1, 2021. The Court denied the petition for certiorari on April 19, 2021.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

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On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020. On August 20, 2021, the Second Circuit affirmed the District Court’s orders: (1) dismissing the intentional fraudulent conveyance claims against the shareholder-defendants; and (2) denying the plaintiff leave to amend the complaint to add a constructive fraudulent conveyance claim against the shareholder-defendants. Plaintiff filed a petition for rehearing en banc on September 3, 2021. On October 7, 2021, the Second Circuit denied the petition. On January 5, 2022, Plaintiff filed a petition for certiorari in the U.S. Supreme Court. That petition was denied on February 22, 2022.

As a result of the dismissals above, there are no longer claims pending against Rydex Series Funds related to the Tribune LBO.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund,

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively.

Note 12 – COVID-19 and Other Market Risks

The COVID-19 pandemic and the recovery response has caused and continues to cause at times reduced consumer demand and economic output, supply chain disruptions, market closures, travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded in recent years to this situation with significant fiscal and monetary policy changes. These included providing direct capital infusions into companies, introducing new monetary programs, and lowering interest rates. In some cases, these responses resulted in high inflation, low interest rates, and negative interest rates (which have since risen). Recently, the United States and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Funds’ investments and the performance of the Funds. These actions also contribute to a risk that asset prices have a high degree of correlation across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict.

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Funds in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets.

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Note 13 – Subsequent Events

The Funds evaluated subsequent events through the date the consolidated financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ consolidated financial statements.

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OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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OTHER INFORMATION (Unaudited)(continued)

Report of the Rydex Series Funds Contracts Review Committee

Rydex Series Funds (the “Trust”) was organized as a Delaware statutory trust on February 10, 1993, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series (each, a “Fund” and collectively, the “Funds”):

Tradable Funds (Including Sector Funds*)

●	Banking Fund*	●	Basic Materials Fund*
●	Biotechnology Fund*	●	Commodities Strategy Fund
●	Consumer Products Fund*	●	Dow Jones Industrial Average Fund
●	Electronics Fund*	●	Emerging Markets 2x Strategy Fund
●	Emerging Markets Bond Strategy Fund	●	Energy Fund*
●	Energy Services Fund*	●	Europe 1.25x Strategy Fund
●	Financial Services Fund*	●	Government Long Bond 1.2x Strategy Fund
●	Health Care Fund*	●	High Yield Strategy Fund
●	Internet Fund*	●	Inverse Emerging Markets 2x Strategy Fund
●	Inverse Government Long Bond Strategy Fund	●	Inverse High Yield Strategy Fund
●	Inverse Mid-Cap Strategy Fund	●	Inverse NASDAQ-100 Strategy Fund
●	Inverse Russell 2000 Strategy Fund	●	Inverse S&P 500 Strategy Fund
●	Japan 2x Strategy Fund	●	Leisure Fund*
●	Mid-Cap 1.5x Strategy Fund	●	Monthly Rebalance NASDAQ-100 2x Strategy Fund
●	NASDAQ-100 Fund	●	Nova Fund
●	Precious Metals Fund*	●	Real Estate Fund
●	Retailing Fund*	●	Russell 2000 1.5x Strategy Fund
●	Russell 2000 Fund	●	S&P 500 Fund
●	S&P 500 Pure Growth Fund	●	S&P 500 Pure Value Fund
●	S&P MidCap 400 Pure Growth Fund	●	S&P MidCap 400 Pure Value Fund
●	S&P SmallCap 600 Pure Growth Fund	●	S&P SmallCap 600 Pure Value Fund
●	Strengthening Dollar 2x Strategy Fund	●	Technology Fund*
●	Telecommunications Fund*	●	Transportation Fund*
●	Utilities Fund*	●	U.S. Government Money Market Fund
●	Weakening Dollar 2x Strategy Fund

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OTHER INFORMATION (Unaudited)(continued)

Alternative Funds** (i.e., Non-Tradable Funds)

●	Long Short Equity Fund**	●	Managed Futures Strategy Fund**
●	Multi-Hedge Strategies Fund**

*	Each, a “Sector Fund” and collectively, the “Sector Funds.”
**	Each, an “Alternative Fund” and collectively, the “Alternative Funds.” Each Fund other than the Alternative Funds, a “Tradable Fund” and collectively, the “Tradable Funds.”

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of the Funds pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and Security Investors (the “Advisory Agreement”). (Guggenheim Partners, Security Investors and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes Security Investors and other affiliated investment management businesses of Guggenheim Partners.)

Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Adviser regularly provides investment research, advice and supervision, along with a continuous investment program for the Funds, and directs the purchase and sale of securities and other investments for each Fund’s portfolio.

The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 19, 2022 (the “April Meeting”) and on May 24-25, 2022 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Advisory Agreement.

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OTHER INFORMATION (Unaudited)(continued)

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a list of Funds for which no peer funds were identified, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

As part of its evaluation of the Adviser and the proposed renewal of the Advisory Agreement, the Committee took into account that the beneficial owners of the Funds are clients of tactical advisors who are engaged to provide tactical asset allocation investment advisory services. Each Tradable Fund is designed to provide such tactical advisors with specific exposures (with the exception of the U.S. Government Money Market Fund which is designed to support tactical advisors seeking to avoid market exposure or preserve capital) while also providing for unlimited trading privileges, and that the Tradable Funds offer a unique set of product features. The Committee noted that each Tradable Fund (other than the U.S. Government Money Market Fund) seeks to track, or correlate to, the performance (before fees and expenses) of a specific benchmark index over certain time periods or a specific market, noting that, because appropriate published indices are not available for many of the Sector Funds and the Real Estate Fund, the Adviser has developed its own methodology to construct internal performance benchmarks for the Sector Funds and the Real Estate Fund. In this regard, the Committee received information regarding the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, including the personnel with primary responsibility for the maintenance and execution of the methodology. The Committee also noted that, in addition to the performance information included in the FUSE reports, the Adviser provided tracking error data for each Tradable Fund (other than U.S. Government Money Market Fund) relative to the applicable benchmark index or Guggenheim-constructed internal performance benchmark.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

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Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term.

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, the funds in the Guggenheim fund complex, including the Funds. The Committee also noted that as of March 31, 2022, Security Investors had entered into a Macroeconomic Services Agreement, at no fee, with another Guggenheim affiliate, Guggenheim Partners Advisors, LLC, to receive certain global and sector macroeconomic analysis and insight along with other guidance.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and index methodologies and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the Tradable Funds, the Committee considered their unique product features, including their tradability, the real time cash process employed for such Funds, twice-daily pricing for certain Tradable Funds on select trading platforms, and the leveraged and inverse strategies offered, and the Adviser’s assessment of the value to shareholders provided by the Funds’ structure and the services required by the Adviser to provide the Funds’ unique features. The Committee noted that the Tradable Funds allow frequent trading and unlimited exchange privileges among like share classes and noted the magnitude of changes in each Fund’s assets during 2021, 2020 and 2019. In this regard, the Committee noted that the real time cash process is utilized by the Adviser to aggregate shareholder flow data to estimate daily net subscriptions or redemptions in order to mitigate the costs associated with the tradability feature, improve tracking and keep the Funds fully invested. The Committee also took into account the infrastructure developed by the Adviser to manage the significant volume and size of trading that typically occurs near the end of each business day, as well as the unique considerations required

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in the portfolio construction process to determine the optimal way to obtain the applicable exposures, including leveraged and inverse exposures, while allowing for high turnover. With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, noting the Adviser’s statement that it uses a quantitative portfolio investment process that also requires investment discretion in implementing adjustments for factors that affect tradability and liquidity, changing dynamics within a sector or market, and corporate actions such as spin-offs, among other adjustments.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH.

The Committee also considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance: Except as otherwise noted, the Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2021, as applicable. For certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, only investment returns for the five-year, three-year and one-year periods ended December 31, 2021, as applicable, were received. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark and a peer group of similar funds based on asset levels as identified by FUSE, and for certain Funds, a broader universe of funds, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense

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comparisons. For the Tradable Funds (other than U.S. Government Money Market Fund), the Committee received tracking error data for such Funds relative to the applicable benchmark index or Guggenheim-constructed internal performance benchmark for the five-year, three-year and one-year periods ended December 31, 2021, as applicable. For certain Tradable Funds with only one or two identified peer funds from the two direct competitor product suites, the Committee received a comparison of the tracking error of each Fund’s Class H shares to the tracking error of a peer fund, in each case for the same periods, as applicable. The Committee also received certain updated performance information as of March 31, 2022 and April 30, 2022.

With respect to the Tradable Funds (other than U.S. Government Money Market Fund), the Committee considered the Adviser’s statement that such Funds are designed as a suite of products seeking to provide a number of broad and specific exposures for tactical advisors and also considered that the Funds have a unique set of product features designed to meet the needs of those tactical advisors, which has an impact on performance. The Committee considered the Adviser’s statement that, in circumstances in which there are significant deviations from expected returns, management seeks to understand the cause of such deviations and determine if any remedial actions should be considered, noting that no such remedial actions were currently deemed necessary by the Adviser to address performance. The Committee also considered the Adviser’s discussion of factors that contribute to such deviations, including shareholder activity, financing costs associated with leverage and investment instruments used to achieve certain exposures, noting the Adviser’s statement that expenses and transaction costs based on shareholder activity are the primary drivers of performance differences. In this connection, the Committee considered the tracking error of each Fund’s Class H shares relative to its applicable benchmark index or Guggenheim-constructed internal performance benchmark and, for certain Tradable Funds, compared to the tracking error of a peer fund. The Committee considered the Adviser’s commentary explaining the higher levels of tracking error for certain Funds.

With respect to certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds in the two direct competitor product suites and noted the Adviser’s statement that certain Tradable Funds do not have any peer funds that provide the same index, leverage or inverse exposure. The Committee also considered management’s commentary explaining instances of significant underperformance (defined as greater than 100 basis points), as applicable, of such Funds’ Class H shares over the five-year, three-year and/or one-year periods ended December 31, 2021, relative to their respective peer funds, attributing such relative underperformance to, among other factors, differences in portfolio construction methodologies and exposures. The Committee noted that the two direct competitor product suites do not offer a fund comparable to either the Commodities Strategy Fund or the Emerging Markets Bond Strategy Fund. The Committee considered, for each of the Commodities Strategy Fund and the Emerging Markets Bond Strategy Fund, a comparison to a peer group identified in the FUSE report that includes actively-managed funds, in each case noting the limitations in the comparability of such peer group.

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With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report has product features that make it comparable in this regard. The Committee considered that the Fund outperformed the comparable peer fund over the five-year period ended December 31, 2021, although its performance ranked in the fourth quartile of the broader peer group over the one-, three- and five-year time periods.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, including unlimited trading privileges, noting the Adviser’s statement that certain peer funds also cover a narrower or wider market segment than the applicable Fund. The Committee considered management’s commentary explaining the underperformance, as applicable, of such Funds’ Class H shares over the five-year, three-year and one-year periods ended December 31, 2021, relative to their respective peer groups, attributing such underperformance to, among other factors, high turnover associated with daily shareholder flows, differences in exposures and the Funds’ modified cap weighting approach to portfolio construction.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), in seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee observed that each Funds’ returns ranked in the third quartile or better of its performance universe for each of the relevant periods considered.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that each Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee1 and total net expense ratio to the applicable peer group, if any. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement

[1]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable. The Committee noted Guggenheim’s statement that it does not provide advisory services to other clients that have investment strategies similar to those of the Funds, other than variable insurance fund counterparts to certain Funds and certain other clients with respect to Long Short Equity Fund, each of which is charged the same advisory fee as the corresponding Fund.

With respect to the Tradable Funds that are designed to track a widely available index, which have only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds, noting the Adviser’s statement that only one of the two direct competitor product suites (which also employs a daily rebalance feature) is directly comparable for purposes of assessing such Funds’ advisory fees, with the exception of the Monthly Rebalance NASDAQ-100 2x Strategy Fund for which the other competitor product suite (which employs a monthly rebalance feature) is directly comparable. The Committee noted that the contractual advisory fee for each Fund’s Class H shares, except for the Monthly Rebalance NASDAQ-100 2x Strategy Fund, was equal to or lower than the contractual advisory fee charged to the comparable peer fund. The Committee also considered the net effective management fee and total net expense ratio for each such Fund’s Class H shares as compared to the peer fund. For the Monthly Rebalance NASDAQ-100 2x Strategy Fund, the Committee considered that, although the contractual advisory fee for the Fund’s Class H shares is higher than the contractual advisory fee charged to the peer fund, the Adviser has contractually agreed to cap Fund expenses to ensure that total net expenses are competitive. The Committee noted that the net effective management fee and total net expense ratio for the Fund’s Class H shares were lower than those of the peer fund. The Committee also noted management’s agreement as a part of the annual contract renewal process to (1) apply a 0.05% contractual advisory fee waiver for 13 Funds2 in the Trust from August 1, 2022 through August 1, 2023; and (2) to implement a 0.05% breakpoint at $500 million in assets for the NASDAQ-100 Fund. The Committee further considered that based on these changes, management represented that all Fund advisory fees would be below those of the directly comparable peers and its belief that these Funds would continue to provide a strong value proposition for advisers and their clients.

[2]

Emerging Markets 2x Strategy Fund, Europe 1.25x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, Inverse Government Long Bond Strategy Fund, Inverse Mid-Cap Strategy Fund, Inverse NASDAQ-100 Strategy Fund, Inverse Russell 2000 Strategy Fund, Inverse S&P 500 Strategy Fund, Mid-Cap 1.5x Strategy Fund, Monthly Rebalance NASDAQ-100 2x Strategy Fund, Russell 2000 1.5x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund.

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With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report is directly comparable in terms of product features offered. The Committee considered that, as of the Fund’s and the peer fund’s respective fiscal year ends, the Fund’s contractual advisory fee and total net expense ratio are higher than those of the comparable peer fund, but noted management’s statement that it believes that the peer fund’s unique structural arrangement of investing in a master portfolio managed by an unaffiliated investment adviser may result in the peer fund’s stated advisory fees being understated.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, such as unlimited trading privileges. As a result, the fee and expense comparisons are more difficult given the uniqueness of both the Funds’ structure and the portfolio management needed to meet client requirements.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of each Fund’s peer group.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2021, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2021. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s representation that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from

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certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that that the comparative fees and the benefits realized by the Adviser from its relationship with the Funds were appropriate and that the Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that, Guggenheim’s overall expenses increased in 2021, which was primarily due to increased expenses in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things.

With respect to the Tradable Funds, the Committee noted that, with the exception of the new breakpoint adopted for the NASDAQ-100 Fund, the applicable breakpoint level for the Funds is applied at the product-suite level, rather than on a Fund level, as the Funds are designed for tactical advisors and provide unlimited trading privileges, with individual Fund assets fluctuating significantly throughout the year. Under the breakpoint schedule adopted in June 2018 to reflect product-suite level economies of scale, each Fund’s advisory fee would be subject to a uniform fee breakpoint reduction schedule that would take effect if the aggregate assets of the Tradable Funds and the tradable series of Rydex Dynamic Funds exceed $10 billion.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for an Alternative Fund (i.e., a non-Tradable Fund), with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also took into account Guggenheim’s representation that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future

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asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such expense waivers and limitations. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of the Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present); Vice Chairman, VettaFi (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2005-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2018-March 2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since August 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (August 2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-August 2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim
Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Rydex Series Funds (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” (as defined in the Liquidity Rule) is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and periodic review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days a Fund reasonably expects to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of a Fund’s net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in “illiquid investments” (as defined in the Liquidity Rule). Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2021, to March 31, 2022. The Report summarized the Administrator’s assessment of the Program’s implementation and concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 113

6.30.2022

Guggenheim Funds Semi-Annual Report

Guggenheim Alternative Fund
Guggenheim Managed Futures Strategy Fund

GuggenheimInvestments.com	RMFSF-SEMI-0622x1222

TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
MANAGED FUTURES STRATEGY FUND	9
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	24
OTHER INFORMATION	42
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	54
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	63
LIQUIDITY RISK MANAGEMENT PROGRAM	67

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

June 30, 2022

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”), is pleased to present the semi-annual shareholder report for the Managed Futures Strategy Fund (the “Fund”) that is part of the Rydex Series Funds. This report covers performance of the Fund for the semi-annual period ended June 30, 2022.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

July 31, 2022

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19 and Other Market Risks. The COVID-19 pandemic and the recovery response has caused and continues to cause at times reduced consumer demand and economic output, supply chain disruptions, market closures, travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded in recent years to this situation with significant fiscal and monetary policy changes. These included providing direct capital infusions into companies, introducing new monetary programs, and

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

June 30, 2022

lowering interest rates. In some cases, these responses resulted in high inflation, low interest rates, and negative interest rates (which have since risen). Recently, the United States and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund’s investments and the performance of the Fund. These actions also contribute to a risk that asset prices have a high degree of correlation across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund will depend on future developments, which are highly uncertain and difficult to predict.

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets.

The Managed Futures Strategy Fund may not be suitable for all investors. ●The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Fund’s use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ●The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. Theoretically, securities sold short have the risk of unlimited losses. ●The Fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund‘s exposure to high yield, asset backed and mortgaged backed securities may subject the Fund to greater volatility. ●The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ●The Fund’s exposure to the commodity markets may subject the fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ●The Fund may invest in securities of foreign companies directly, or indirectly through the use of other investment companies and financial instruments that are linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	June 30, 2022

Equity and fixed income markets declined during the first six months of 2022 amid market volatility, Federal Reserve policy, and global economic headwinds.

With the labor market overheated and inflation considerably above the U.S. Federal Reserve’s (the “Fed”) target, we have entered an uncomfortable regime where “good news is bad news,” and the “Fed put” is deeply out of the money. For the first time in many years, the Fed is aggressively tightening financial conditions in an effort to slow the economy, keep inflation expectations in check, and bring inflation down to the 2% target.

The Fed’s crusade to crush inflation is reverberating around the world, as the strengthening dollar is boosting inflation and inflation expectations in other countries, forcing central banks to tighten policy abruptly to avoid an erosion of their own credibility. The tightening of global financial conditions will likely restrain growth, which is also being hampered by supply-side constraints: the U.S. unemployment rate has fallen to just 3.6%, commodity markets have been roiled by Russia’s war in Ukraine, and the Chinese economy has been hobbled by renewed COVID-19 lockdowns and property sector woes.

Recession risks have clearly risen. The U.S. monthly real gross domestic product (“GDP”) has declined at an annual rate of 1.8% from October 2021 through May 2022. Available employment data remains strong, contradicting the recession narrative, but the pace of improvement in the labor market has slowed markedly since last fall. This indicates that the labor market has already started to cool even before the full impact of tighter financial conditions has been felt. High-frequency indicators and news reports point to a further slowdown in the job market in coming months.

Inflation is a lagging indicator and continues to run far above the Fed’s target. While commodity prices and other leading indicators of inflation have cooled in recent months, the all-important headline consumer price index (“CPI”) number sits at a cycle high of 9.1% year over year as of June. Our analysis indicates that a Fed-induced downturn will be required to bring inflation down to target. We expect the Fed will raise rates to a range of 3.50–3.75% by December, which may tip the economy into recession in 2023.

For the six-month period ended June 30, 2022, the S&P 500® Index* returned -19.96%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -19.57%. The return of the MSCI Emerging Markets Index* was -17.63%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -10.35% return for the six-month period, while the Bloomberg U.S. Corporate High Yield Index* returned -14.19%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 0.14% for the six-month period.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	June 30, 2022

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2021 and ending June 30, 2022.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value December 31, 2021	Ending Account Value June 30, 2022	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	1.77%	14.77%	$ 1,000.00	$ 1,147.70	$ 9.43
C-Class	2.53%	14.37%	1,000.00	1,143.70	13.45
P-Class	1.78%	14.77%	1,000.00	1,147.70	9.48
Institutional Class	1.53%	14.89%	1,000.00	1,148.90	8.15

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	1.77%	5.00%	$ 1,000.00	$ 1,016.02	$ 8.85
C-Class	2.53%	5.00%	1,000.00	1,012.25	12.62
P-Class	1.78%	5.00%	1,000.00	1,015.97	8.90
Institutional Class	1.53%	5.00%	1,000.00	1,017.21	7.65

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period December 31, 2021 to June 30, 2022.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2022

MANAGED FUTURES STRATEGY FUND

OBJECTIVE: Seeks to achieve absolute returns.

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	March 2, 2007
C-Class	March 2, 2007
P-Class	March 2, 2007
Institutional Class	May 3, 2010

The Fund invests principally in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	11.5%
Guggenheim Strategy Fund II	8.1%
Guggenheim Ultra Short Duration Fund — Institutional Class	5.0%
Total	24.6%

“Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	June 30, 2022

Average Annual Returns*

Periods Ended June 30, 2022

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	14.77%	12.73%	5.24%	1.94%
A-Class Shares with sales charge‡	9.32%	7.36%	4.22%	1.44%
C-Class Shares	14.37%	11.88%	4.46%	1.18%
C-Class Shares with CDSC§	13.37%	10.88%	4.46%	1.18%
P-Class Shares	14.77%	12.73%	5.25%	1.96%
Institutional Class Shares	14.89%	13.02%	5.51%	2.19%
ICE BofA 3-Month U.S. Treasury Bill Index	0.14%	0.17%	1.11%	0.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2022
MANAGED FUTURES STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 24.6%
Guggenheim Strategy Fund III[1]	235,195	$5,694,076
Guggenheim Strategy Fund II1	166,856	4,027,901
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	257,497	2,484,843
Total Mutual Funds
(Cost $12,548,781)		12,206,820

	Face Amount
U.S. TREASURY BILLS†† - 18.5%
U.S. Treasury Bills
1.02% due 07/19/22[2,3]	$9,137,000	9,132,329
Total U.S. Treasury Bills
(Cost $9,132,112)		9,132,329

REPURCHASE AGREEMENTS††,4 - 58.8%
J.P. Morgan Securities LLC issued 06/30/22 at 1.48% due 07/01/22	$16,440,681	$16,440,681
Barclays Capital, Inc. issued 06/30/22 at 1.42% due 07/01/22	6,402,606	6,402,606
BofA Securities, Inc. issued 06/30/22 at 1.44% due 07/01/22	6,339,214	6,339,214
Total Repurchase Agreements
(Cost $29,182,501)		29,182,501

Total Investments - 101.9%
(Cost $50,863,394)		$50,521,650
Other Assets & Liabilities, net - (1.9)%		(919,080)
Total Net Assets - 100.0%		$49,602,570

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Interest Rate Futures Contracts Purchased†
Euro - BTP Italian Government Bond Futures Contracts††	60	Sep 2022	$7,742,219	$182,588
Euro - OATS Futures Contracts	27	Sep 2022	3,922,540	45,587
Euro - Bund Futures Contracts	3	Sep 2022	467,809	15,371
			$12,132,568	$243,546
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	14	Sep 2022	$1,195,950	$10,690
S&P 500 Index Mini Futures Contracts	9	Sep 2022	1,705,275	9,777
CBOE Volatility Index Futures Contracts	54	Jul 2022	1,541,700	9,296
FTSE 100 Index Futures Contracts	1	Sep 2022	87,086	763
NASDAQ-100 Index Mini Futures Contracts	5	Sep 2022	1,153,800	(3,773)
CBOE Volatility Index Futures Contracts	9	Dec 2022	259,200	(10,481)
Dow Jones Industrial Average Index Mini Futures Contracts	14	Sep 2022	2,154,460	(35,345)
			$8,097,471	$(19,073)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
MANAGED FUTURES STRATEGY FUND

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Currency Futures Contracts Purchased†
British Pound Futures Contracts	23	Sep 2022	$1,752,312	$6,730
Euro FX Futures Contracts	6	Sep 2022	790,275	(590)
Canadian Dollar Futures Contracts	6	Sep 2022	466,140	(2,957)
Mexican Peso Futures Contracts	75	Sep 2022	1,838,250	(18,859)
Japanese Yen Futures Contracts	27	Sep 2022	2,500,538	(26,480)
New Zealand Dollar Futures Contracts	31	Sep 2022	1,934,555	(32,514)
			$9,282,070	$(74,670)
Commodity Futures Contracts Purchased†
ICE Endex Dutch TTF Natural Gas Futures Contracts	5	Jul 2022	$563,337	$52,983
Live Cattle Futures Contracts	76	Aug 2022	4,037,120	22,817
Coffee ‘C’ Futures Contracts	7	Sep 2022	605,062	15,359
ECX Emission Futures Contracts	3	Dec 2022	283,433	12,594
Soybean Meal Futures Contracts	12	Dec 2022	487,320	8,552
Cattle Feeder Futures Contracts	7	Aug 2022	608,475	5,591
Gold 100 oz. Futures Contracts	1	Aug 2022	180,770	97
LME Zinc Futures Contracts	2	Aug 2022	158,538	(19)
Lean Hogs Futures Contracts	7	Aug 2022	285,880	(962)
Copper Futures Contracts	2	Sep 2022	184,250	(2,710)
Sugar #11 Futures Contracts	52	Sep 2022	1,075,693	(4,480)
Cocoa Futures Contracts	15	Sep 2022	349,950	(6,277)
NY Harbor ULSD Futures Contracts	1	Jul 2022	161,864	(22,972)
WTI Crude Futures Contracts	17	Sep 2022	1,707,990	(23,163)
Gasoline RBOB Futures Contracts	3	Jul 2022	446,229	(28,862)
Low Sulphur Gas Oil Futures Contracts	3	Aug 2022	342,300	(37,230)
WTI Crude Futures Contracts	4	Jul 2022	423,640	(45,448)
Soybean Futures Contracts	24	Nov 2022	1,752,600	(63,722)
Wheat Futures Contracts	11	Sep 2022	489,500	(63,860)
Brent Crude Futures Contracts	11	Jul 2022	1,201,750	(68,374)
LME Nickel Futures Contracts	3	Aug 2022	408,168	(82,006)
Hard Red Winter Wheat Futures Contracts	15	Sep 2022	717,562	(93,078)
Gasoline RBOB Futures Contracts	21	Sep 2022	2,742,491	(131,295)
Corn Futures Contracts	30	Sep 2022	949,500	(140,202)
Soybean Oil Futures Contracts	37	Dec 2022	1,430,568	(164,567)
Natural Gas Futures Contracts	6	Jul 2022	335,100	(185,655)
Cotton #2 Futures Contracts	53	May 2023	2,447,010	(188,016)
Low Sulphur Gas Oil Futures Contracts	21	Oct 2022	2,292,150	(191,960)
NY Harbor ULSD Futures Contracts	14	Sep 2022	2,187,772	(213,228)
Red Spring Wheat Futures Contracts	33	Sep 2022	1,638,450	(252,754)
			$30,494,472	$(1,892,847)

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
MANAGED FUTURES STRATEGY FUND

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Sold Short†
LME Tin Futures Contracts	3	Aug 2022	$399,291	$135,833
NY Harbor ULSD Futures Contracts	6	Jul 2022	971,183	107,758
Low Sulphur Gas Oil Futures Contracts	11	Aug 2022	1,255,100	101,140
LME Primary Aluminum Futures Contracts	17	Aug 2022	1,029,775	85,968
Gasoline RBOB Futures Contracts	10	Jul 2022	1,487,430	83,420
Cotton #2 Futures Contracts	24	Dec 2022	1,187,520	71,537
Silver Futures Contracts	13	Sep 2022	1,313,650	68,964
Canadian Canola (WCE) Futures Contracts	46	Nov 2022	628,046	45,822
LME Lead Futures Contracts	11	Aug 2022	526,213	40,355
Copper Futures Contracts	4	Sep 2022	368,500	29,469
Cocoa Futures Contracts	12	Sep 2022	279,960	14,017
Euro - Rapeseed Futures Contracts	9	Jul 2022	327,256	11,156
Live Cattle Futures Contracts	93	Dec 2022	5,394,000	9,991
LME Zinc Futures Contracts	1	Aug 2022	79,269	5,092
Wheat Futures Contracts	1	Sep 2022	44,500	4,935
Hard Red Winter Wheat Futures Contracts	1	Sep 2022	47,838	4,547
Platinum Futures Contracts	3	Oct 2022	132,990	4,105
Lean Hogs Futures Contracts	2	Aug 2022	81,680	3,884
WTI Crude Futures Contracts	8	Jul 2022	847,280	2,220
SGX Iron Ore 62% Futures Contracts	35	Aug 2022	430,850	1,474
Oat Futures Contracts	18	Sep 2022	465,975	1,302
Euro - Mill Wheat Futures Contracts	6	Dec 2022	108,456	(585)
Cattle Feeder Futures Contracts	7	Aug 2022	608,475	(828)
Soybean Futures Contracts	1	Nov 2022	73,025	(1,391)
CME Nonfat Dry Milk Futures Contracts	3	Aug 2022	236,280	(5,882)
Palladium Futures Contracts	1	Sep 2022	191,750	(11,203)
CME Random Length Lumber Futures Contracts	4	Sep 2022	281,116	(20,695)
			$18,797,408	$792,405
Interest Rate Futures Contracts Sold Short†
Canadian Government 10 Year Bond Futures Contracts	80	Sep 2022	$7,707,323	$170,681
Long Gilt Futures Contracts††	49	Sep 2022	6,817,734	130,547
Euro - Bund Futures Contracts	44	Sep 2022	6,861,197	115,265
Euro - Bobl Futures Contracts	71	Sep 2022	9,240,490	73,272
U.S. Treasury 10 Year Note Futures Contracts	93	Sep 2022	11,005,969	61,643
U.S. Treasury Ultra Long Bond Futures Contracts	15	Sep 2022	2,297,812	59,153
U.S. Treasury 5 Year Note Futures Contracts	36	Sep 2022	4,036,500	28,382
U.S. Treasury Long Bond Futures Contracts	15	Sep 2022	2,071,875	25,005
Euro - 30 year Bond Futures Contracts	1	Sep 2022	170,932	432
U.S. Treasury 2 Year Note Futures Contracts	11	Sep 2022	2,308,109	(3,728)
Australian Government 3 Year Bond Futures Contracts	21	Sep 2022	1,563,617	(10,712)
Australian Government 10 Year Bond Futures Contracts	92	Sep 2022	7,591,493	(11,973)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
MANAGED FUTURES STRATEGY FUND

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Euro - Schatz Futures Contracts	44	Sep 2022	$5,032,820	$(24,731)
			$66,705,871	$613,236
Currency Futures Contracts Sold Short†
Japanese Yen Futures Contracts	74	Sep 2022	$6,853,325	$220,835
Euro FX Futures Contracts	56	Sep 2022	7,375,900	155,966
Australian Dollar Futures Contracts	48	Sep 2022	3,316,080	131,233
British Pound Futures Contracts	10	Sep 2022	761,875	19,784
Canadian Dollar Futures Contracts	26	Sep 2022	2,019,940	(10,016)
Swiss Franc Futures Contracts	113	Sep 2022	14,879,275	(269,923)
			$35,206,395	$247,879
Equity Futures Contracts Sold Short†
MSCI EAFE Index Futures Contracts	10	Sep 2022	$929,500	$17,945
Russell 2000 Index Mini Futures Contracts	4	Sep 2022	341,700	7,098
FTSE MIB Index Futures Contracts	1	Sep 2022	111,548	6,900
OMX Stockholm 30 Index Futures Contracts	5	Jul 2022	91,453	6,725
FTSE/JSE TOP 40 Index Futures Contracts††	18	Sep 2022	665,230	6,035
S&P/TSX 60 IX Index Futures Contracts	4	Sep 2022	709,375	5,167
FTSE Taiwan Index Futures Contracts	4	Jul 2022	203,680	4,823
DAX Index Futures Contracts	4	Sep 2022	1,343,707	3,684
Tokyo Stock Price Index Futures Contracts	3	Sep 2022	413,117	1,877
Dow Jones Industrial Average Index Mini Futures Contracts	1	Sep 2022	153,890	1,583
CAC 40 10 Euro Index Futures Contracts	8	Jul 2022	498,040	1,401
SPI 200 Index Futures Contracts	2	Sep 2022	224,002	226
Amsterdam Index Futures Contracts	2	Jul 2022	277,481	(269)
IBEX 35 Index Futures Contracts††	3	Jul 2022	253,538	(351)
Euro STOXX 50 Index Futures Contracts	10	Sep 2022	362,360	(1,800)
FTSE 100 Index Futures Contracts	7	Sep 2022	609,600	(2,161)
NASDAQ-100 Index Mini Futures Contracts	1	Sep 2022	230,760	(3,752)
Nikkei 225 (OSE) Index Futures Contracts	3	Sep 2022	583,029	(4,544)
S&P 500 Index Mini Futures Contracts	1	Sep 2022	189,475	(5,716)
CBOE Volatility Index Futures Contracts	45	Sep 2022	1,327,500	(14,935)
CBOE Volatility Index Futures Contracts	73	Oct 2022	2,171,750	(17,389)
			$11,690,735	$12,547

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
MANAGED FUTURES STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at June 30, 2022.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2022 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$12,206,820	$—	$—	$12,206,820
U.S. Treasury Bills	—	9,132,329	—	9,132,329
Repurchase Agreements	—	29,182,501	—	29,182,501
Commodity Futures Contracts**	950,982	—	—	950,982
Interest Rate Futures Contracts**	594,791	313,135	—	907,926
Currency Futures Contracts**	534,548	—	—	534,548
Equity Futures Contracts**	87,955	6,035	—	93,990
Total Assets	$14,375,096	$38,634,000	$—	$53,009,096

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Commodity Futures Contracts**	$2,051,424	$—	$—	$2,051,424
Currency Futures Contracts**	361,339	—	—	361,339
Equity Futures Contracts**	100,165	351	—	100,516
Interest Rate Futures Contracts**	51,144	—	—	51,144
Total Liabilities	$2,564,072	$351	$—	$2,564,423

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2022
MANAGED FUTURES STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended June 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/22	Shares 06/30/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$4,951,696	$—	$(800,000)	$(3,539)	$(120,256)	$4,027,901	166,856	$35,400
Guggenheim Strategy Fund III	5,886,936	—	—	—	(192,860)	5,694,076	235,195	50,307
Guggenheim Ultra Short Duration Fund — Institutional Class	1,753,560	800,000	—	—	(68,717)	2,484,843	257,497	14,688
	$12,592,192	$800,000	$(800,000)	$(3,539)	$(381,833)	$12,206,820		$100,395

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
MANAGED FUTURES STRATEGY FUND

June 30, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $9,132,112)	$9,132,329
Investments in affiliated issuers, at value (cost $12,548,781)	12,206,820
Repurchase agreements, at value (cost $29,182,501)	29,182,501
Foreign currency, at value (cost 170,423)	172,196
Segregated cash with broker	15,959
Receivables:
Fund shares sold	77,450
Dividends	21,718
Interest	1,182
Total assets	50,810,155

Liabilities:
Overdraft due to custodian bank	21,784
Payable for:
Variation margin on futures contracts	1,072,204
Management fees	40,046
Transfer agent and administrative fees	12,114
Distribution and service fees	8,272
Portfolio accounting fees	4,503
Fund shares redeemed	1,693
Trustees’ fees*	528
Miscellaneous	46,441
Total liabilities	1,207,585
Commitments and contingent liabilities (Note 10)	—
Net assets	$49,602,570

Net assets consist of:
Paid in capital	$88,780,516
Total distributable earnings (loss)	(39,177,946)
Net assets	$49,602,570

A-Class:
Net assets	$6,832,033
Capital shares outstanding	323,404
Net asset value per share	$21.13
Maximum offering price per share (Net asset value divided by 95.25%)	$22.22

C-Class:
Net assets	$1,774,642
Capital shares outstanding	95,317
Net asset value per share	$18.62

P-Class:
Net assets	$22,180,044
Capital shares outstanding	1,045,794
Net asset value per share	$21.21

Institutional Class:
Net assets	$18,815,851
Capital shares outstanding	861,759
Net asset value per share	$21.83

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
MANAGED FUTURES STRATEGY FUND

Six Months Ended June 30, 2022

Investment Income:
Dividends from securities of affiliated issuers	$100,395
Interest	70,341
Total investment income	170,736

Expenses:
Management fees	223,742
Distribution and service fees:
A-Class	8,039
C-Class	3,912
P-Class	28,731
Transfer agent and administrative fees	57,649
Portfolio accounting fees	21,014
Professional fees	14,321
Custodian fees	3,051
Trustees’ fees*	1,626
Miscellaneous	37,090
Total expenses	399,175
Less:
Expenses waived by Adviser	(37,646)
Net expenses	361,529
Net investment loss	(190,793)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$3
Investments in affiliated issuers	(3,539)
Futures contracts	5,289,427
Foreign currency transactions	(4,330)
Net realized gain	5,281,561
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	202
Investments in affiliated issuers	(381,833)
Futures contracts	20,403
Foreign currency translations	958
Net change in unrealized appreciation (depreciation)	(360,270)
Net realized and unrealized gain	4,921,291
Net increase in net assets resulting from operations	$4,730,498

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
MANAGED FUTURES STRATEGY FUND

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(190,793)	$(212,848)
Net realized gain on investments	5,281,561	1,612,221
Net change in unrealized appreciation (depreciation) on investments	(360,270)	(768,377)
Net increase in net assets resulting from operations	4,730,498	630,996

Capital share transactions:
Proceeds from sale of shares
A-Class	688,406	537,216
C-Class	1,731,370	19,947
P-Class	28,941,296	7,859,685
Institutional Class	12,030,418	2,520,243
Cost of shares redeemed
A-Class	(460,336)	(1,245,643)
C-Class	(532,363)	(594,228)
P-Class	(16,486,466)	(9,126,556)
Institutional Class	(2,237,471)	(2,375,208)
Net increase (decrease) from capital share transactions	23,674,854	(2,404,544)
Net increase (decrease) in net assets	28,405,352	(1,773,548)

Net assets:
Beginning of period	21,197,218	22,970,766
End of period	$49,602,570	$21,197,218

Capital share activity:
Shares sold
A-Class	32,869	29,197
C-Class	88,817	1,220
P-Class	1,464,874	415,340
Institutional Class	540,220	132,079
Shares redeemed
A-Class	(22,433)	(67,428)
C-Class	(28,527)	(36,270)
P-Class	(781,500)	(482,276)
Institutional Class	(108,438)	(124,121)
Net increase (decrease) in shares	1,185,882	(132,259)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

CONSOLIDATED FINANCIAL HIGHLIGHTS
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended June 30, 2022[a]	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Per Share Data
Net asset value, beginning of period	$18.41	$17.96	$18.96	$17.65	$19.19	$18.71
Income (loss) from investment operations:
Net investment income (loss)[b]	(.10)	(.18)	(.12)	.15	.15	.04
Net gain (loss) on investments (realized and unrealized)	2.82	.63	.48	1.16	(1.69)	1.34
Total from investment operations	2.72	.45	.36	1.31	(1.54)	1.38
Less distributions from:
Net investment income	—	—	(1.36)	—	—	(.90)
Total distributions	—	—	(1.36)	—	—	(.90)
Net asset value, end of period	$21.13	$18.41	$17.96	$18.96	$17.65	$19.19

Total Return[c]	14.77%	2.51%	2.01%	7.42%	(8.03%)	7.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,832	$5,760	$6,306	$7,033	$6,793	$10,621
Ratios to average net assets:
Net investment income (loss)	(0.96%)	(0.99%)	(0.62%)	0.82%	0.80%	0.21%
Total expenses[d]	1.95%	1.88%	1.87%	1.90%	1.84%	1.78%
Net expenses[e]	1.77%	1.73%	1.75%	1.80%	1.79%	1.72%
Portfolio turnover rate	12%	27%	111%	26%	21%	68%

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended June 30, 2022[a]	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Per Share Data
Net asset value, beginning of period	$16.28	$16.00	$17.03	$15.97	$17.49	$17.26
Income (loss) from investment operations:
Net investment income (loss)[b]	(.15)	(.29)	(.23)	.01	.01	(.10)
Net gain (loss) on investments (realized and unrealized)	2.49	.57	.41	1.05	(1.53)	1.23
Total from investment operations	2.34	.28	.18	1.06	(1.52)	1.13
Less distributions from:
Net investment income	—	—	(1.21)	—	—	(.90)
Total distributions	—	—	(1.21)	—	—	(.90)
Net asset value, end of period	$18.62	$16.28	$16.00	$17.03	$15.97	$17.49

Total Return[c]	14.37%	1.75%	1.25%	6.64%	(8.69%)	6.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,775	$570	$1,121	$1,815	$4,485	$8,234
Ratios to average net assets:
Net investment income (loss)	(1.68%)	(1.74%)	(1.37%)	0.06%	0.04%	(0.56%)
Total expenses[d]	2.71%	2.63%	2.62%	2.65%	2.59%	2.53%
Net expenses[e]	2.53%	2.49%	2.50%	2.57%	2.53%	2.47%
Portfolio turnover rate	12%	27%	111%	26%	21%	68%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Six Months Ended June 30, 2022[a]	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Per Share Data
Net asset value, beginning of period	$18.48	$18.03	$19.00	$17.70	$19.23	$18.71
Income (loss) from investment operations:
Net investment income (loss)[b]	(.10)	(.18)	(.12)	.15	.15	.06
Net gain (loss) on investments (realized and unrealized)	2.83	.63	.49	1.15	(1.68)	1.36
Total from investment operations	2.73	.45	.37	1.30	(1.53)	1.42
Less distributions from:
Net investment income	—	—	(1.34)	—	—	(.90)
Total distributions	—	—	(1.34)	—	—	(.90)
Net asset value, end of period	$21.21	$18.48	$18.03	$19.00	$17.70	$19.23

Total Return	14.77%	2.50%	2.05%	7.34%	(7.96%)	7.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,180	$6,697	$7,741	$10,946	$13,669	$21,426
Ratios to average net assets:
Net investment income (loss)	(0.97%)	(0.99%)	(0.63%)	0.82%	0.80%	0.29%
Total expenses[d]	1.96%	1.88%	1.88%	1.90%	1.84%	1.78%
Net expenses[e]	1.78%	1.73%	1.77%	1.81%	1.78%	1.72%
Portfolio turnover rate	12%	27%	111%	26%	21%	68%

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended June 30, 2022[a]	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Per Share Data
Net asset value, beginning of period	$19.00	$18.49	$19.48	$18.09	$19.61	$19.07
Income (loss) from investment operations:
Net investment income (loss)[b]	(.08)	(.14)	(.08)	.21	.20	.08
Net gain (loss) on investments (realized and unrealized)	2.91	.65	.49	1.18	(1.72)	1.36
Total from investment operations	2.83	.51	.41	1.39	(1.52)	1.44
Less distributions from:
Net investment income	—	—	(1.40)	—	—	(.90)
Total distributions	—	—	(1.40)	—	—	(.90)
Net asset value, end of period	$21.83	$19.00	$18.49	$19.48	$18.09	$19.61

Total Return	14.89%	2.76%	2.29%	7.68%	(7.75%)	7.69%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,816	$8,169	$7,802	$7,195	$7,711	$10,339
Ratios to average net assets:
Net investment income (loss)	(0.70%)	(0.73%)	(0.38%)	1.07%	1.05%	0.41%
Total expenses[d]	1.71%	1.63%	1.61%	1.65%	1.59%	1.53%
Net expenses[e]	1.53%	1.48%	1.49%	1.55%	1.54%	1.46%
Portfolio turnover rate	12%	27%	111%	26%	21%	68%

[a]	Unaudited figures for the period ended June 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At June 30, 2022, the Trust consisted of fifty-two funds (the “Funds”).

This report covers the Managed Futures Strategy Fund (the “Fund”), a diversified investment company. At June 30, 2022, only A-Class, C-Class, P-Class, and Institutional Class shares have been issued by the Fund.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Consolidation of Subsidiary

The consolidated financial statements of the Fund include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Fund.

The Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

A summary of the Fund’s investment in its Subsidiary is as follows:

Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2022	% of Net Assets of the Fund at June 30, 2022
05/01/08	$7,317,466	14.8%

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Consolidated Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

(c) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(e) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

(f) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(g) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(h) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.58% at June 30, 2022.

(i) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Consolidated Statement of Assets and Liabilities; securities held as collateral are noted on the Consolidated Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Hedge, Leverage, Liquidity, Speculation	$73,743,200	$111,508,146

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of June 30, 2022:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/interest rate/currency/ commodity futures contracts	—	Variation margin on futures contracts

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at June 30, 2022:

Asset Derivative Investments Value
Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at June 30, 2022
$93,990	$534,548	$907,926	$950,982	$2,487,446

Liability Derivative Investments Value
Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at June 30, 2022
$100,516	$361,339	$51,144	$2,051,424	$2,564,423

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Consolidated Schedule of

Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the period ended June 30, 2022:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/interest rate/currency/commodity futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Consolidated Statement of Operations categorized by primary risk exposure for the period ended June 30, 2022:

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statement of Operations
Futures Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
$(114,172)	$1,143,302	$1,014,547	$3,245,750	$5,289,427

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statement of Operations
Futures Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
$(50,870)	$332,075	$888,814	$(1,149,616)	$20,403

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs over-the-counter (“OTC”) derivatives, including foreign exchange

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Consolidated Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. The Fund does not have any derivative financial instruments that are subject to enforceable master netting arrangements as of June 30, 2022.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of June 30, 2022.

Counterparty	Asset Type	Cash Pledged	Cash Received
Goldman Sachs International	Futures Contracts	$15,959	$—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for

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the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.90% of the average daily net assets of the Fund.

GI has contractually agreed to waive the management fee it receives from the Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Fund’s Board for such termination. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended June 30, 2022, the Fund waived $34,616 related to advisory fees in the Subsidiary.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class and P-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Fund will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund’s C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the period ended June 30, 2022, GFD retained sales charges of $59,794 relating to sales of A-Class shares of the Trust.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended June 30, 2022, the Fund waived $3,030 related to investments in affiliated funds.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Fund’s custodian. As custodian, U.S. Bank is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Fund transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

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At June 30, 2022, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Bond
1.48%			2.38%
Due 07/01/22	$146,485,899	$146,491,922	Due 05/15/51	$175,415,200	$149,415,641

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
1.42%			0.13%
Due 07/01/22	57,046,997	57,049,247	Due 10/15/24	57,737,033	58,187,998

BofA Securities, Inc.			U.S. Treasury Notes
1.44%			0.13% - 1.25%
Due 07/01/22	56,482,176	56,484,435	Due 01/15/24 - 08/15/31	64,751,000	57,611,871

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The Fund intends to invest up to 25% of its assets in the Subsidiary which is expected to provide the Fund with exposure to the commodities markets within the limitations of the U.S. federal income tax requirements under Subchapter M of the Internal Revenue Code. The Fund has received a private letter ruling from the IRS that concludes that the income the Fund receives from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for U.S. federal income tax purposes and cannot be carried forward to reduce future income from the Subsidiary in subsequent years.

At June 30, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
$51,043,903	$2,487,549	$(3,086,779)	$(599,230)

Note 8 – Securities Transactions

For the period ended June 30, 2022, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$800,000	$800,000

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended June 30, 2022, the Fund did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Note 9 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $150,000,000 line of credit from U.S. Bank, N.A., which was increased to $200,000,000 on February 10, 2021. On June 6, 2022, the line of credit agreement was renewed and expires on June 5, 2023. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.56% for the period ended June 30, 2022. The Fund did not have any borrowings outstanding under this agreement at June 30, 2022.

Note 10 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Rydex Series Funds. Defendants filed an opposition to the certiorari petition on August 26, 2020, and plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. On March 12, 2021, the Solicitor General filed an amicus brief recommending that certiorari be denied. Plaintiffs filed a supplemental brief in response to the Solicitor General’s amicus brief on March 31, 2021, and Defendants filed a supplemental brief on April 1, 2021. The Court denied the petition for certiorari on April 19, 2021.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020. On August 20, 2021, the Second Circuit affirmed the District Court’s orders: (1) dismissing the intentional fraudulent conveyance claims against the shareholder-defendants; and (2) denying the plaintiff leave to amend the complaint to add a constructive fraudulent conveyance claim against the shareholder-defendants. Plaintiff filed a petition for rehearing en banc on September 3, 2021. On October 7, 2021, the Second Circuit denied the petition. On January 5, 2022, Plaintiff filed a petition for certiorari in the U.S. Supreme Court. That petition was denied on February 22, 2022.

As a result of the dismissals above, there are no longer claims pending against Rydex Series Funds related to the Tribune LBO.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively.

Note 11 – COVID-19 and Other Market Risks

The outbreak of COVID-19 and the recovery response has caused and continues to cause at times reduced consumer demand and economic output, supply chain disruptions, and market closures, travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded in recent years to this situation with significant fiscal and monetary policy changes. These included providing direct capital infusions into companies, introducing new monetary programs, and lowering interest rates. In some cases, these responses resulted in high inflation, low interest rates, and negative interest rates. Recently, the United States and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund’s investments and the performance of the Fund. These actions also contribute to a risk that asset prices have a high degree of correlation across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund will depend on future developments, which are highly uncertain and difficult to predict.

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political, social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Changing economic, political, geopolitical, social, or, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(concluded)

Note 12 – Subsequent Events

The Fund evaluated subsequent events through the date the consolidated financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s consolidated financial statements.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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OTHER INFORMATION (Unaudited)(continued)

Report of the Rydex Series Funds Contracts Review Committee

Rydex Series Funds (the “Trust”) was organized as a Delaware statutory trust on February 10, 1993, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series (each, a “Fund” and collectively, the “Funds”):

Tradable Funds (Including Sector Funds*)
●	Banking Fund*	●	Basic Materials Fund*
●	Biotechnology Fund*	●	Commodities Strategy Fund
●	Consumer Products Fund*	●	Dow Jones Industrial Average Fund
●	Electronics Fund*	●	Emerging Markets 2x Strategy Fund
●	Emerging Markets Bond Strategy Fund	●	Energy Fund*
●	Energy Services Fund*	●	Europe 1.25x Strategy Fund
●	Financial Services Fund*	●	Government Long Bond 1.2x Strategy Fund
●	Health Care Fund*	●	High Yield Strategy Fund
●	Internet Fund*	●	Inverse Emerging Markets 2x Strategy Fund
●	Inverse Government Long Bond Strategy Fund	●	Inverse High Yield Strategy Fund
●	Inverse Mid-Cap Strategy Fund	●	Inverse NASDAQ-100 Strategy Fund
●	Inverse Russell 2000 Strategy Fund	●	Inverse S&P 500 Strategy Fund
●	Japan 2x Strategy Fund	●	Leisure Fund*
●	Mid-Cap 1.5x Strategy Fund	●	Monthly Rebalance NASDAQ-100 2x Strategy Fund
●	NASDAQ-100 Fund	●	Nova Fund
●	Precious Metals Fund*	●	Real Estate Fund
●	Retailing Fund*	●	Russell 2000 1.5x Strategy Fund
●	Russell 2000 Fund	●	S&P 500 Fund
●	S&P 500 Pure Growth Fund	●	S&P 500 Pure Value Fund
●	S&P MidCap 400 Pure Growth Fund	●	S&P MidCap 400 Pure Value Fund
●	S&P SmallCap 600 Pure Growth Fund	●	S&P SmallCap 600 Pure Value Fund
●	Strengthening Dollar 2x Strategy Fund	●	Technology Fund*
●	Telecommunications Fund*	●	Transportation Fund*
●	Utilities Fund*	●	U.S. Government Money Market Fund
●	Weakening Dollar 2x Strategy Fund

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OTHER INFORMATION (Unaudited)(continued)

Alternative Funds** (i.e., Non-Tradable Funds)
●	Long Short Equity Fund**	●	Managed Futures Strategy Fund**
●	Multi-Hedge Strategies Fund**

*	Each, a “Sector Fund” and collectively, the “Sector Funds.”
**	Each, an “Alternative Fund” and collectively, the “Alternative Funds.” Each Fund other than the Alternative Funds, a “Tradable Fund” and collectively, the “Tradable Funds.”

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of the Funds pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and Security Investors (the “Advisory Agreement”). (Guggenheim Partners, Security Investors and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes Security Investors and other affiliated investment management businesses of Guggenheim Partners.)

Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Adviser regularly provides investment research, advice and supervision, along with a continuous investment program for the Funds, and directs the purchase and sale of securities and other investments for each Fund’s portfolio.

The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 19, 2022 (the “April Meeting”) and on May 24-25, 2022 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials,

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reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Advisory Agreement.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a list of Funds for which no peer funds were identified, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

As part of its evaluation of the Adviser and the proposed renewal of the Advisory Agreement, the Committee took into account that the beneficial owners of the Funds are clients of tactical advisors who are engaged to provide tactical asset allocation investment advisory services. Each Tradable Fund is designed to provide such tactical advisors with specific exposures (with the exception of the U.S. Government Money Market Fund which is designed to support tactical advisors seeking to avoid market exposure or preserve capital) while also providing for unlimited trading privileges, and that the Tradable Funds offer a unique set of product features. The Committee noted that each Tradable Fund (other than the U.S. Government Money Market Fund) seeks to track, or correlate to, the performance (before fees and expenses) of a specific benchmark index over certain time periods or a specific market, noting that, because appropriate published indices are not available for many of the Sector Funds and the Real Estate Fund, the Adviser has developed its own methodology to construct internal performance benchmarks for the Sector Funds and the Real Estate Fund. In this regard, the Committee received information regarding the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, including the personnel with primary responsibility for the maintenance and execution of the methodology. The Committee also noted that, in addition to the performance information included in the FUSE reports, the Adviser provided tracking error data for each Tradable Fund (other than U.S. Government Money Market Fund) relative to the applicable benchmark index or Guggenheim-constructed internal performance benchmark.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

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OTHER INFORMATION (Unaudited)(continued)

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term.

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, the funds in the Guggenheim fund complex, including the Funds. The Committee also noted that as of March 31, 2022, Security Investors had entered into a Macroeconomic Services Agreement, at no fee, with another Guggenheim affiliate, Guggenheim Partners Advisors, LLC, to receive certain global and sector macroeconomic analysis and insight along with other guidance.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and index methodologies and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the Tradable Funds, the Committee considered their unique product features, including their tradability, the real time cash process employed for such Funds, twice-daily pricing for certain Tradable Funds on select trading platforms, and the leveraged and inverse strategies offered, and the Adviser’s assessment of the value to shareholders provided by the Funds’ structure and the services required by the Adviser to provide the Funds’ unique features. The Committee noted that the Tradable Funds allow frequent trading and unlimited exchange privileges among like share classes and noted the magnitude of changes in each Fund’s assets during 2021, 2020 and 2019. In this regard, the Committee noted that the real time cash process is utilized by the Adviser to aggregate shareholder flow data to estimate daily net subscriptions or redemptions in order to mitigate the costs associated with the tradability feature, improve tracking and keep the Funds fully invested. The Committee also took into account the infrastructure developed by the Adviser to manage the significant volume and size of trading that typically occurs near the end of each business day, as well as the unique considerations required

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in the portfolio construction process to determine the optimal way to obtain the applicable exposures, including leveraged and inverse exposures, while allowing for high turnover. With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, noting the Adviser’s statement that it uses a quantitative portfolio investment process that also requires investment discretion in implementing adjustments for factors that affect tradability and liquidity, changing dynamics within a sector or market, and corporate actions such as spin-offs, among other adjustments.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH.

The Committee also considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance: Except as otherwise noted, the Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2021, as applicable. For certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, only investment returns for the five-year, three-year and one-year periods ended December 31, 2021, as applicable, were received. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark and a peer group of similar funds based on asset levels as identified by FUSE, and for certain Funds, a broader universe of funds, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense

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OTHER INFORMATION (Unaudited)(continued)

comparisons. For the Tradable Funds (other than U.S. Government Money Market Fund), the Committee received tracking error data for such Funds relative to the applicable benchmark index or Guggenheim-constructed internal performance benchmark for the five-year, three-year and one-year periods ended December 31, 2021, as applicable. For certain Tradable Funds with only one or two identified peer funds from the two direct competitor product suites, the Committee received a comparison of the tracking error of each Fund’s Class H shares to the tracking error of a peer fund, in each case for the same periods, as applicable. The Committee also received certain updated performance information as of March 31, 2022 and April 30, 2022.

With respect to the Tradable Funds (other than U.S. Government Money Market Fund), the Committee considered the Adviser’s statement that such Funds are designed as a suite of products seeking to provide a number of broad and specific exposures for tactical advisors and also considered that the Funds have a unique set of product features designed to meet the needs of those tactical advisors, which has an impact on performance. The Committee considered the Adviser’s statement that, in circumstances in which there are significant deviations from expected returns, management seeks to understand the cause of such deviations and determine if any remedial actions should be considered, noting that no such remedial actions were currently deemed necessary by the Adviser to address performance. The Committee also considered the Adviser’s discussion of factors that contribute to such deviations, including shareholder activity, financing costs associated with leverage and investment instruments used to achieve certain exposures, noting the Adviser’s statement that expenses and transaction costs based on shareholder activity are the primary drivers of performance differences. In this connection, the Committee considered the tracking error of each Fund’s Class H shares relative to its applicable benchmark index or Guggenheim-constructed internal performance benchmark and, for certain Tradable Funds, compared to the tracking error of a peer fund. The Committee considered the Adviser’s commentary explaining the higher levels of tracking error for certain Funds.

With respect to certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds in the two direct competitor product suites and noted the Adviser’s statement that certain Tradable Funds do not have any peer funds that provide the same index, leverage or inverse exposure. The Committee also considered management’s commentary explaining instances of significant underperformance (defined as greater than 100 basis points), as applicable, of such Funds’ Class H shares over the five-year, three-year and/or one-year periods ended December 31, 2021, relative to their respective peer funds, attributing such relative underperformance to, among other factors, differences in portfolio construction methodologies and exposures. The Committee noted that the two direct competitor product suites do not offer a fund comparable to either the Commodities Strategy Fund or the Emerging Markets Bond Strategy Fund. The Committee considered, for each of the Commodities Strategy Fund and the Emerging Markets Bond Strategy Fund, a comparison to a peer group identified in the FUSE report that includes actively-managed funds, in each case noting the limitations in the comparability of such peer group.

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With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report has product features that make it comparable in this regard. The Committee considered that the Fund outperformed the comparable peer fund over the five-year period ended December 31, 2021, although its performance ranked in the fourth quartile of the broader peer group over the one-, three- and five-year time periods.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, including unlimited trading privileges, noting the Adviser’s statement that certain peer funds also cover a narrower or wider market segment than the applicable Fund. The Committee considered management’s commentary explaining the underperformance, as applicable, of such Funds’ Class H shares over the five-year, three-year and one-year periods ended December 31, 2021, relative to their respective peer groups, attributing such underperformance to, among other factors, high turnover associated with daily shareholder flows, differences in exposures and the Funds’ modified cap weighting approach to portfolio construction.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), in seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee observed that each Funds’ returns ranked in the third quartile or better of its performance universe for each of the relevant periods considered.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that each Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee1 and total net expense ratio to the applicable peer group, if any. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement

[1]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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OTHER INFORMATION (Unaudited)(continued)

that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable. The Committee noted Guggenheim’s statement that it does not provide advisory services to other clients that have investment strategies similar to those of the Funds, other than variable insurance fund counterparts to certain Funds and certain other clients with respect to Long Short Equity Fund, each of which is charged the same advisory fee as the corresponding Fund.

With respect to the Tradable Funds that are designed to track a widely available index, which have only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds, noting the Adviser’s statement that only one of the two direct competitor product suites (which also employs a daily rebalance feature) is directly comparable for purposes of assessing such Funds’ advisory fees, with the exception of the Monthly Rebalance NASDAQ-100 2x Strategy Fund for which the other competitor product suite (which employs a monthly rebalance feature) is directly comparable. The Committee noted that the contractual advisory fee for each Fund’s Class H shares, except for the Monthly Rebalance NASDAQ-100 2x Strategy Fund, was equal to or lower than the contractual advisory fee charged to the comparable peer fund. The Committee also considered the net effective management fee and total net expense ratio for each such Fund’s Class H shares as compared to the peer fund. For the Monthly Rebalance NASDAQ-100 2x Strategy Fund, the Committee considered that, although the contractual advisory fee for the Fund’s Class H shares is higher than the contractual advisory fee charged to the peer fund, the Adviser has contractually agreed to cap Fund expenses to ensure that total net expenses are competitive. The Committee noted that the net effective management fee and total net expense ratio for the Fund’s Class H shares were lower than those of the peer fund. The Committee also noted management’s agreement as a part of the annual contract renewal process to (1) apply a 0.05% contractual advisory fee waiver for 13 Funds2 in the Trust from August 1, 2022 through August 1, 2023; and (2) to implement a 0.05% breakpoint at $500 million in assets for the NASDAQ-100 Fund. The Committee further considered that based on these changes, management represented that all Fund advisory fees would be below those of the directly comparable peers and its belief that these Funds would continue to provide a strong value proposition for advisers and their clients.

[2]

Emerging Markets 2x Strategy Fund, Europe 1.25x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, Inverse Government Long Bond Strategy Fund, Inverse Mid-Cap Strategy Fund, Inverse NASDAQ-100 Strategy Fund, Inverse Russell 2000 Strategy Fund, Inverse S&P 500 Strategy Fund, Mid-Cap 1.5x Strategy Fund, Monthly Rebalance NASDAQ-100 2x Strategy Fund, Russell 2000 1.5x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund.

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With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report is directly comparable in terms of product features offered. The Committee considered that, as of the Fund’s and the peer fund’s respective fiscal year ends, the Fund’s contractual advisory fee and total net expense ratio are higher than those of the comparable peer fund, but noted management’s statement that it believes that the peer fund’s unique structural arrangement of investing in a master portfolio managed by an unaffiliated investment adviser may result in the peer fund’s stated advisory fees being understated.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, such as unlimited trading privileges. As a result, the fee and expense comparisons are more difficult given the uniqueness of both the Funds’ structure and the portfolio management needed to meet client requirements.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of each Fund’s peer group.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2021, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2021. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s representation that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from

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OTHER INFORMATION (Unaudited)(continued)

certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that that the comparative fees and the benefits realized by the Adviser from its relationship with the Funds were appropriate and that the Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that, Guggenheim’s overall expenses increased in 2021, which was primarily due to increased expenses in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things.

With respect to the Tradable Funds, the Committee noted that, with the exception of the new breakpoint adopted for the NASDAQ-100 Fund, the applicable breakpoint level for the Funds is applied at the product-suite level, rather than on a Fund level, as the Funds are designed for tactical advisors and provide unlimited trading privileges, with individual Fund assets fluctuating significantly throughout the year. Under the breakpoint schedule adopted in June 2018 to reflect product-suite level economies of scale, each Fund’s advisory fee would be subject to a uniform fee breakpoint reduction schedule that would take effect if the aggregate assets of the Tradable Funds and the tradable series of Rydex Dynamic Funds exceed $10 billion.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for an Alternative Fund (i.e., a non-Tradable Fund), with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also took into account Guggenheim’s representation that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future

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OTHER INFORMATION (Unaudited)(concluded)

asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such expense waivers and limitations. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of the Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present); Vice Chairman, VettaFi (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2005-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

58 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
Interested Trustee
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2018-March 2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 59

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since August 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (August 2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-August 2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).

60 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 61

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

62 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

64 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

66 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Rydex Series Funds (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2021, to March 31, 2022. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable. The Report further concluded that the Program operated effectively during recent market conditions arising from COVID-19.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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Item 2. Code of Ethics.

Not applicable at this time.

Item 3. Audit Committee Financial Expert.

Not applicable at this time.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Series Funds

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	September 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	September 6, 2022

By (Signature and Title)*	/s/ James M. Howley
James M. Howley, Chief Financial Officer, Chief Accounting Officer, and Treasurer

Date	September 6, 2022

*	Print the name and title of each signing officer under his or her signature.